           As filed with the Securities and Exchange Commission on July 11, 2001
                                               Registration Nos. 33-____________
                                                                 811-___________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933        [X]

                      Pre-Effective Amendment No. ____   [ ]
                      Post-Effective Amendment No. ____  [ ]

                                       and

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940  [X]

                             Amendment No. ____  [ ]

                        (Check appropriate box or boxes)

                                WT MUTUAL FUND II
               (Exact name of registrant as specified in charter)

                            1100 North Market Street
                              Wilmington, DE 19890
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 254-3948
              (Registrant's Telephone Number, including Area Code)

                         Robert J. Christian, President
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Joseph V. Del Raso, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                             Philadelphia, PA 19103
                            Telephone: (202) 778-9079

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             THE WILMINGTON NEW YORK
                         TAX-FREE MONEY MARKET PORTFOLIO

                                       OF
                                WT MUTUAL FUND II

                              INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED        , 2001

         This prospectus gives vital information about the Wilmington New York Tax-Free Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

             -   is not a bank deposit

             - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

             -   is not federally insured

             - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

             -   is not guaranteed to achieve its goal

             -   may not be able to maintain a stable $1 share price


         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,        PORTFOLIO DESCRIPTION
RISKS AND EXPENSES OF THE                   Summary
PORTFOLIO                                   Performance Information
                                            Fees and Expenses
                                            Investment Objective
                                            Primary Investment Strategies
                                            Additional Risk Information

DETAILS ABOUT THE SERVICE               MANAGEMENT OF THE PORTFOLIO
PROVIDERS.                                  Investment Adviser
                                            Service Providers

POLICIES AND INSTRUCTIONS FOR           SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares
CLOSING AN ACCOUNT IN THE                   Purchase of Shares
PORTFOLIO.                                  Redemption of Shares
                                            Exchange of Shares
                                            Distributions
                                            Taxes

DETAILS ON THE PORTFOLIO'S SHARE        DISTRIBUTION AND SERVICE ARRANGEMENTS
CLASSES AND MASTER/FEEDER                   Rule 12b-1 Fees
ARRANGEMENT.                                Master/Feeder Structure


                                        FOR MORE INFORMATION                back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                                 THE WILMINGTON
                    NEW YORK TAX-FREE MONEY MARKET PORTFOLIO

                              INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
                              PORTFOLIO DESCRIPTION

        PLAIN TALK
       ----------------------------------------------------------------
                          WHAT ARE MONEY MARKET FUNDS?

        Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
       ----------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
                              -  The New York Tax-Free Money Market Portfolio
                                 seeks to provide as high a level of current
Investment Objective             income that is exempt from Federal, New York
                                 State and New York City personal income taxes
                                 as is consistent with preservation of capital
                                 and liquidity.
--------------------------------------------------------------------------------
Investment Focus              -  Money market instruments.
--------------------------------------------------------------------------------
Share Price Volatility        -  The Portfolio will strive to maintain a stable
                                 $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment          -  The Portfolio operates as a "feeder fund" which
 Strategy                        means that the Portfolio does not buy
                                 individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in a master fund, which is a separate series of WT Investment Trust I. The
                                 Portfolio and its corresponding Series have the same investment objective, policies and limitations.

                              - The New York Tax-Free Money Market Series invests in high quality municipal securities that are exempt from Federal, New York State and New York City income taxes.

                              -  In selecting securities for the Series, the
                                 adviser seeks current income, liquidity and
                                 safety of principal. The adviser may sell
                                 securities if the securities are downgraded to a lower ratings category.
--------------------------------------------------------------------------------
Principal Risks               The Portfolio is subject to the risks summarized
                              below which are further described under
                              "Additional Risk Information."

                              - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
                              - The obligations in which the Portfolio invests through its corresponding Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.

                              - The performance of the Portfolio will depend on whether or not the adviser is successful in pursuing an investment strategy.

                              -  Special factors may adversely affect the value
                                 of municipal securities and have a significant
                                 effect on the value of the Portfolio's
                                 investments. These factors include political or
                                 legislative changes, uncertainties related to
                                 the tax status of municipal securities, or the
                                 rights of investors in these securities.
--------------------------------------------------------------------------------
Investor Profile              -  An individual seeking tax-free income.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

         The Portfolio is a newly created series of WT Mutual Fund II. The Portfolio commenced operations on ____, 2001. As a result, the Portfolio does not have a full year of operating history or performance information to include in a bar chart or table for the purpose of reflecting average annual returns.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------


        PLAIN TALK
       ----------------------------------------------------------------
                         WHAT ARE MUTUAL FUND EXPENSES?

        Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.
       ----------------------------------------------------------------

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
 ASSETS)(1):

                                                         INVESTOR CLASS
                                                       -------------------
 Management fees                                              .35%
 Distribution (12b-1) fees                                    .20%
 Service Organization fee                                     .25%
 Other expenses(2)                                            .68%
                                                       -------------------
 TOTAL ANNUAL OPERATING EXPENSES                             1.48%
 Waivers/reimbursement(3)                                     .83%
 Net Expenses                                                 .65%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and its corresponding Series in which the Portfolio invests.
(2)  Based on estimated expenses for the fiscal year.
(3) The adviser and the distributor have agreed to waive management and distribution fees, respectively in order to limit the Portfolio's total operating expenses to .65%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

              -   you reinvested all dividends;
              -   the average annual return was 5%;
              - the Portfolio's maximum total operating expenses are charged and remain the same over the time periods; and
              - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

WILMINGTON NEW YORK TAX-FREE MONEY MARKET PORTFOLIO                          1 YEAR              3 YEARS
---------------------------------------------------                          ------              -------
Investor Class                                                                $151                $468

THE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The WILMINGTON NEW YORK TAX-FREE MONEY MARKET PORTFOLIO seeks to provide a high level of current income that is exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and liquidity.

         The investment objective for the Portfolio may not be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The Wilmington New York Tax-Free Money Market Portfolio invests its assets in the New York Tax-Free Money Market Series, which in turn invests at least 80% of its net assets in high quality tax exempt municipal obligations of the State of New York. Municipal obligations purchased by the Series are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.

         The Series may invest in:

              - upper medium or higher grade municipal bonds and high quality, notes, and commercial paper;
              - debt obligations that have a floating or variable rate of interest, which varies with changes in specified market rates or indices;
              - when-issued securities with delivery and payment normally taking place 15 to 45 days after the date of the commitment to purchase; and
              -   securities with put rights.

         High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organization ("NRSRO"), such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

         The Series will attempt to increase its yield by trading to take advantage of short-term market variations. The adviser evaluates investments based on credit analysis and the interest rate outlook.

         The Series will invest primarily in New York municipal obligations and participation certificates in these obligations purchased from banks, insurance companies and other financial institutions. The Series will invest at least 80% of its net assets in New York municipal obligations.

         The Series may invest 25% or more of its assets in municipal obligations that are related in ways such that an economic, business or political development or change affecting one obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

         The Series may invest up to 20% of the current value of its total assets in money market instruments subject to the Federal alternative minimum tax. For temporary defensive purposes, the Series may invest up to 100% of its assets in taxable money market instruments or cash reserves. While investing for temporary defensive purposes, the Series may not achieve its investment objectives.

         The Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

              - CREDIT RISK: The risk that a security's credit will be downgraded or that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulties. Factors affecting New York

                  State and its municipalities, including economic, political, or regulatory occurrences, may have a significant effect on the Portfolio's net asset value. The New York Tax-Free Money Market Series' investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

              - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Series will vary with changes in interest rates.

              - MUNICIPAL MARKET AND CONCENTRATION RISKS: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Because the Series will concentrate its investments in New York and may invest up to 25% of its assets in the securities of a single issuer or sector, investment in the Series may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the Series' assets could lose significant value due to the poor performance of a single issuer or sector.

              - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

              - MASTER/FEEDER RISK: The Portfolio's master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.


                           MANAGEMENT OF THE PORTFOLIO


         The Board of Trustees for the Series supervises the management, activities and affairs of the Series and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Series and its shareholders. Because the Portfolio retains the ability to redeem its assets from its Master fund, the Series, the Board of Trustees monitors the investment activity and relationship of the Series with the adviser.

        PLAIN TALK
       ----------------------------------------------------------------
                         WHAT IS AN INVESTMENT ADVISER?

        The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
       ----------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company, an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

         As compensation for its advisory services, RSMC is paid a monthly fee by the Series at the following rate: 0.350% of the Series' average daily net assets not exceeding $500 million; 0.315% of the Series' average daily net assets in excess of $500 million but not exceeding $1 billion; 0.280% of the Series' average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.245% of the Series' average daily net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Portfolio's primary service providers.

Asset                                                                              Shareholder
Management                                                                         Services
-------------------------------------                                              ---------------------------------
              ADVISER                                                                       TRANSFER AGENT

   RODNEY SQUARE MANAGEMENT CORP.                                                             PFPC INC.
        RODNEY SQUARE NORTH                                                              400 BELLEVUE PARKWAY
      1100 NORTH MARKET STREET                                                           WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001

                                                                                    Handles shareholder services,
                                                                                     including recordkeeping and
 Manages the Portfolio's investment                                                     statements, payment of
            activities.                                                            distributions and processing of
                                                                                        buy and sell requests.
-------------------------------------                                              ---------------------------------

                                         --------------------------------------




                                                   WT MUTUAL FUND II
                                             WILMINGTON NEW YORK TAX-FREE
                                                MONEY MARKET PORTFOLIO

Fund                                                                               Asset
Operations                                                                         Safe Keeping
-------------------------------------                                              ---------------------------------
         ADMINISTRATOR AND                                                                    CUSTODIAN
          ACCOUNTING AGENT               --------------------------------------        WILMINGTON TRUST COMPANY
                                                                                       1100 NORTH MARKET STREET
             PFPC INC.                                                                   WILMINGTON, DE 19890
        400 BELLEVUE PARKWAY
        WILMINGTON, DE 19809
                                                                                    Holds the Portfolio's assets,
 Provides facilities, equipment and                                                  settles all portfolio trades
       personnel to carry out                                                          and collects most of the
 administrative services related to                                                  valuation data required for
  the Portfolio and calculates the                                                 calculating the Portfolio's NAV
 Portfolio's NAV and distributions.      Distribution                                         per share.
-------------------------------------    --------------------------------------    ---------------------------------
                                                      DISTRIBUTOR


                                                PFPC DISTRIBUTORS, INC.
                                                  3200 HORIZON DRIVE
                                               KING OF PRUSSIA, PA 19406




                                          Distributes the Portfolio's shares.
                                         --------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

         The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.


        PLAIN TALK
       ----------------------------------------------------------------
                        WHAT IS NET ASSET VALUE OR "NAV"?


                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares
       ----------------------------------------------------------------

         PFPC determines the NAV per share of the Portfolio as of 12:00 p.m. Eastern Time on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                     Memorial Day             Veterans Day
Martin Luther King, Jr. Day        Independence Day         Thanksgiving Day
President's Day                    Labor Day                Christmas Day
Good Friday                        Columbus Day


--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------




        PLAIN TALK
       ----------------------------------------------------------------
                             HOW TO PURCHASE SHARES:
         -   Directly by mail or by wire
         - As a client of WTC through a trust account or a corporate cash management account
         -   As a client of a Service Organization
       ----------------------------------------------------------------

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor class shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to the Wilmington New York Tax-Free Money Market Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular Mail:                                  Overnight Mail:
-------------                                  ---------------
Wilmington New York Tax-Free                   Wilmington New York Tax-Free
  Money Market Portfolio                         Money Market Portfolio
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 8951                                  400 Bellevue Parkway, Suite 108
Wilmington, DE 19899                           Wilmington, DE 19809

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) XXX-XXXX for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern Time. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern Time or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


        PLAIN TALK
       ----------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:
         -   By mail
         -   By telephone
         -   By check
       ----------------------------------------------------------------

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern Time or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular Mail:                                  Overnight Mail:
-------------                                  ---------------
Wilmington New York Tax-Free                   Wilmington New York Tax-Free
  Money Market Portfolio                         Money Market Portfolio
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 8951                                  400 Bellevue Parkway, Suite 108
Wilmington, DE 19899                           Wilmington, DE 19809

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against the Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. The Portfolio and the Transfer Agent reserve the right to terminate or alter the checkwriting service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to the Statement of Information.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------


        PLAIN TALK
       ----------------------------------------------------------------
                         WHAT IS AN EXCHANGE OF SHARES?

        An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
       ----------------------------------------------------------------

         You may exchange all or a portion of your shares in the Portfolio for Investor class shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio
         Wilmington Corporate Bond Portfolio
         Wilmington New York Tax-Free Bond Portfolio
         Wilmington International Equity Portfolio
         Wilmington Growth & Income Portfolio

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------


        PLAIN TALK
       ----------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?


        Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
       ----------------------------------------------------------------

         Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

         All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.


--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

         You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

         During normal market conditions, the New York Tax-Free Money Market Portfolio expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes and for New York state income tax purposes. The Portfolio may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Portfolio's dividends would not be exempt from federal income taxes.

         OTHER STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional

Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         PFPC Distributors, Inc. (the "Distributor") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
RULE 12b-1 FEES
--------------------------------------------------------------------------------

           PLAIN TALK
       ----------------------------------------------------------------
                              WHAT ARE 12b-1 FEES?

         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
       ----------------------------------------------------------------

         The Investor Class of the Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of the Portfolio's assets continuously, over a period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Investor Class shares of the Portfolio will pay up to .0.20% of the average daily net assets of the Investor Class shares.


--------------------------------------------------------------------------------
SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------

         Various banks, trust companies, broker-dealers (other than the distributor) and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the Portfolio through accounts maintained at that Service Organization. The Portfolio will pay the Service Organizations a fee at an annual rate of up to
 .35% of the average daily net asset value of such shares for which the Service Organization from time to time performs services, which include:

-   Receiving and processing shareholder orders;
-   Performing the accounting for the customers sub-accounts.


--------------------------------------------------------------------------------
MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool its assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is currently not contemplating such a move.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL AND SEMI-ANNUAL REPORTS: Will list the holdings of the Portfolio, describe the Portfolio's performance and tell you how investment strategies and performance have responded to recent market conditions and economic trends.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio's may be obtained without charge by contacting:

         WT Mutual Fund II
         c/o PFPC Inc.
         400 Bellevue Parkway
         Suite 108
         Wilmington, Delaware 19809
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-XXX-XXXX.

                  The investment company registration number for WT Mutual Fund II is 811-___.

                   THE WILMINGTON GROWTH AND INCOME PORTFOLIO
                     THE WILMINGTON CORPORATE BOND PORTFOLIO
                 THE WILMINGTON NEW YORK TAX-FREE BOND PORTFOLIO
                  THE WILMINGTON INTERNATIONAL EQUITY PORTFOLIO

                              OF WT MUTUAL FUND II

================================================================================

                        PROSPECTUS DATED          , 2001

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Portfolios:

            -   are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -   are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

            -   are not guaranteed to achieve their goal(s)

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

          CURRENTLY THE CLASS B SHARES ARE NOT BEING PUBLICLY OFFERED.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary.....................................
HISTORY OF EACH PORTFOLIO.          Performance Information.....................
                                    Fees and Expenses...........................
                                    Investment Objectives.......................
                                    Primary Investment Strategies...............
                                    Additional Risk Information.................

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                          Investment Adviser..........................
                                    Portfolio Managers..........................
                                    Sub-Adviser.................................
                                    Service Providers...........................

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares...........................
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares..........................
THE PORTFOLIOS.                     Redemption of Shares........................
                                    Exchange of Shares..........................
                                    Distributions...............................
                                    Taxes.......................................

DETAILS ON THE PORTFOLIOS'          DISTRIBUTION ARRANGEMENTS
MASTER/FEEDER ARRANGEMENTS.         Master/Feeder Structure.....................
                                    Share Classes...............................

                                    FOR MORE INFORMATION........................


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                   THE WILMINGTON GROWTH AND INCOME PORTFOLIO
                     THE WILMINGTON CORPORATE BOND PORTFOLIO
                 THE WILMINGTON NEW YORK TAX-FREE BOND PORTFOLIO
                  THE WILMINGTON INTERNATIONAL EQUITY PORTFOLIO


================================================================================

                             PORTFOLIO DESCRIPTIONS

         PLAIN TALK
        --------------------------------------------------------------
                             WHAT IS A MUTUAL FUND?

         A mutual fund pools shareholders' money and, using a
         professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.
        --------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Objective       -   The WILMINGTON GROWTH AND INCOME PORTFOLIO seeks
                               long-term growth of capital and current income.
                           -   The WILMINGTON CORPORATE BOND PORTFOLIO seeks to
                               achieve superior high current income consistent
                               with appreciation of capital.
                           -   The WILMINGTON NEW YORK TAX-FREE BOND PORTFOLIO
                               seeks a high level of current income exempt from
                               regular Federal, New York State and New York
                               City personal income taxes as is consistent with
                               presentation of capital.
                           -   The WILMINGTON INTERNATIONAL EQUITY PORTFOLIO
                               seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Principal Investment       -   Each Portfolio operates as a "feeder fund" which
Strategy                       means that the Portfolio does not buy individual
                               securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each
                               Portfolio invests all of its assets in a master fund which is a separate series of WT Investment
                               Trust I. Each Portfolio and its corresponding master fund have the same investment objective, policies and limitations.
                           -   The WILMINGTON GROWTH AND INCOME PORTFOLIO
                               invests in the WT Growth and Income Series, which invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Series may invest the balance of its assets in various types of fixed income securities and in money market instruments. In selecting securities, the adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria. Investments will be sold if they no longer meet the Series' criteria for income-oriented or growth-oriented instruments.
                           -   The WILMINGTON CORPORATE BOND PORTFOLIO invests
                               in the Corporate Bond Series, which invests at least 80% of its total assets in fixed income securities rated at least Baa by Moody's
                               Investors Service ("Moody's") or BBB by Standard and Poors Corporation ("S&P") or securities of comparable quality. The Series may invest the balance of its assets in variable and floating rate debt securities that meet similar standards.
                               The adviser selects securities based on various factors, including outlook for the economy and anticipated changes in interest rates and inflation.
                           -   The WILMINGTON NEW YORK TAX-FREE BOND PORTFOLIO
                               invests in the New York Tax-Free Bond Series, which invests primarily in municipal bonds, notes, commercial paper and other debt instruments of New York, its cities and municipalities, or other public authorities that are exempt from regular Federal, New York State, and New York City income taxes in the opinion of bond counsel to the issuer. The Series maintains
                               80% of its net assets in tax-exempt, interest paying municipal obligations that are not subject to the Federal income tax or the Federal alternative minimum tax (AMT). Generally, the

--------------------------------------------------------------------------------
                               Series will invest at least 80% of its total
                               assets in bonds of New York issuers. The Series may invest the balance of its assets in: (i) other New York municipal obligations, such as participation certifications, or (ii) other municipal securities, that are subject to New York State and New York City income taxes. The Series' investments have an average portfolio maturity ranging from three to 30 years. The adviser varies the average maturity of its investment portfolio from time to time in response to actual and expected interest rate movements as well as other market and economic conditions. The Series adviser monitors the Series' portfolio performance and reallocates the Series' assets in response to actual and expected market and economic changes. The Series' adviser buys and sells stocks.
                           -   The WILMINGTON INTERNATIONAL EQUITY PORTFOLIO
                               invests in the International Equity Series, which invests at least 65% of its total assets in equity securities (including American, European and Global Depositary Receipts) issued by companies based outside of the United States. The Series' equity investments may include, but are not limited to common stocks, preferred stocks, convertible securities, depositary receipts and warrants. A substantial portion of the Series' assets will be denominated in foreign currencies. The Series' sub-adviser employs a value-oriented approach to international stock selection. In selecting stocks for the Portfolio, the sub-adviser will identify those stocks that it believes will provide a high total return over a market cycle, taking into consideration movements in the price of the individual
                               security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The sub-adviser conducts fundamental research on a global basis in order to identify securities that may have the potential for long-term total return.
--------------------------------------------------------------------------------
Principal Risks            The Portfolios are subject to the risks summarized
                           below which are further described under "Additional
                           Risk Information."
                           -   An investment in a Portfolio is not a deposit of
                               Wilmington Trust Compay or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                           -   It is possible to lose money by investing in a
                               Portfolio.
                           -   A Portfolio's share price will fluctuate in
                               response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.
                           -   Growth-oriented investments may be more volatile
                               than the rest of the U.S. stock market as a
                               whole.
                           -   A value-oriented investment approach is subject
                               to the risk that a security believed to be
                               undervalued does not appreciate in value as
                               anticipated.
                           -   The performance of a Portfolio will depend on
                               whether or not the adviser or sub-adviser is
                               successful in pursuing an investment strategy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

         Each Portfolio is a newly created Series of WT Mutual Fund II. The Portfolios commenced operations on ____, 2001. As a result, the Portfolios do not have operating histories or performance information for a full calendar year to report in a bar chart or table for the purpose of reflecting average annual returns.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

         PLAIN TALK
        ---------------------------------------------------------------
                             WHAT ARE FUND EXPENSES?

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
        ---------------------------------------------------------------

         The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. Each Portfolio offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in a Portfolio.

                                                                      INVESTOR CLASS                CLASS B(a)
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)            --------------                ----------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                     None                        None
Maximum deferred sales charge                                              None                      5.00%(b)
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                               None                        None
Redemption fee(c)                                                          None                        None

-------------------------
(a) Class B shares convert to Investor Class shares automatically at the end of the fourth year after purchase.
(b) 5.00% at the time of purchase; 4.00% during the first year; 3.00% during the second year; 2.00% during the third year; and 1.00% during the fourth year. Class B shares automatically convert into Investor Class shares at the end of the fourth year after purchase and thereafter will not be subject to a CDSC.
(c) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

WILMINGTON GROWTH AND INCOME PORTFOLIO
--------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                                   INVESTOR CLASS                   CLASS B
                                                             ---------------------------   --------------------------
Management fees                                                         .55%                         .55%
Distribution (12b-1) fees                                               .20%                         .75%
Shareholder Services fee                                                .25%                         .50%
Other expenses(2)                                                       .41%                         .36%
Total Annual Operating Expenses                                        1.39%                         2.16%
Waiver/reimbursement(3),(4)                                             .35%                         .25%
Net Expenses                                                           1.04%                         1.91%

WILMINGTON CORPORATE BOND PORTFOLIO
-----------------------------------
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                                   INVESTOR CLASS                   CLASS B
                                                             ---------------------------   --------------------------
Management fees                                                         .55%                         .55%
Distribution (12b-1) fees                                               .20%                         .75%
Shareholder Services fee                                                .25%                         .50%
Other expenses(2)                                                       .65%                         .65%
Total Annual Operating Expenses                                        1.65%                         2.45%
Waiver/reimbursement(3),(4)                                             .40%                         .31%
Net Expenses                                                           1.25%                         2.14%

WILMINGTON NEW YORK TAX-FREE BOND PORTFOLIO
-------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                                   INVESTOR CLASS                   CLASS B
                                                             ---------------------------   --------------------------
Management fees                                                         .35%                         .35%
Distribution (12b-1) fees                                               .20%                         .75%
Shareholder Services fee                                                .25%                         .50%
Other expenses(2)                                                       .72%                         .59%
Total Annual Operating Expenses                                        1.62%                         2.29%
Waiver/reimbursement(3),(4)                                             .42%                         .42%
Net Expenses                                                           1.20%                         1.87%

WILMINGTON INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                                INSTITUTIONAL CLASS                 CLASS A
                                                             ---------------------------   --------------------------
Management fees                                                         .90%                         .90%
Distribution (12b-1) fees                                               0.0%                         .20%
Shareholder Services fee                                                0.0%                         .25%
Other expenses(2)                                                       .64%                         .64%
Total Annual Operating Expenses                                        1.54%                         1.99%
Waiver/Reimbursement(3),(4)                                             .41%                         .85%
Net Expenses                                                           1.13%                         1.14%

-------------
(1) The table above and the example below each reflect the aggregate annual operating expenses of the Portfolio and its Series.
(2) "Other expenses" are based on estimated amounts for the current fiscal year.
(3) The Distributor is contractually limiting its distribution fee to limit total operating expenses for a one year period ending ________, 2002.
(4) The Fund has committed to not pay a Service Organization fee with respect to Investor Class shares and limit such fee to .25% for the Class B shares for a one-year period ending ________, 2002.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

         This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

       -   you reinvested all dividends and other distributions;
       -   the average annual return was 5%;
       - the Portfolio's maximum (without regard to waivers or reimbursements) total operating expenses are charged and remain the same over the time periods; and
       -   you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR CLASS SHARES                              1 YEAR           3 YEARS
---------------------                              ------           -------
Growth and Income Portfolio                         $142              $440
Corporate Bond Portfolio                            $168              $520
New York Tax-Free Bond Portfolio                    $165              $511
International Equity Portfolio                      $201              $624


CLASS B SHARES                                     1 YEAR           3 YEARS
--------------                                     ------           -------
Growth and Income Portfolio                         $220              $676
Corporate Bond Portfolio                            $___              $___
New York Tax-Free Bond Portfolio                    $232              $715


INSTITUTIONAL CLASS SHARES                         1 YEAR           3 YEARS
--------------------------                         ------           -------
International Equity Portfolio                      $157              $486

         You would pay the following expenses if you did not redeem your Class B shares:

CLASS B SHARES                                     1 YEAR           3 YEARS
--------------                                     ------           -------
Growth and Income Portfolio                         $619              $876
Corporate Bond Portfolio                            $648              $964
New York Tax-Free Bond Portfolio                    $632              $915

         THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

- The GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income.
- The CORPORATE BOND PORTFOLIO seeks generation of high current income consistent with appreciation of capital.
- The NEW YORK TAX-FREE BOND PORTFOLIO seeks a high level of current income exempt from regular Federal, New York State and New York City personal income taxes as is consistent with presentation of capital.
-  The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation.

The investment objectives for each Portfolio may not be changed without shareholder approval.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The GROWTH AND INCOME PORTFOLIO invests its assets in the WT Growth and Income Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:

         -   common stocks of U.S. corporations;
         -   preferred stocks; and
         -   convertible securities.

         The Series may invest up to 35% of its assets in fixed income and money market investments including:

         -   U.S. government securities;
         -   corporate bonds;
         -   asset-backed securities (including mortgage-backed securities);
         -   obligations of savings and loans and U.S. and foreign banks;
         -   commercial paper; and
         -   repurchase agreements.

         The Series' criteria for selecting equity securities are the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value. The Series' adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Series may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Series' portfolio income, the Series may invest in securities that provide current dividends or, in the opinion of the Series' adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Series' criteria for income-oriented or growth-oriented instruments.

         The Series will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Series to vary emphasis of these two elements of its investment program in order to meet its investment objective.

         In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective.

         The CORPORATE BOND PORTFOLIO invests its assets in the Corporate Bond Series, which invests at least 65% of its total assets in fixed-income securities that are rated at least Baa by

Moody's or BBB by S&P, comparably rated securities or, if unrated, of comparable quality. The Corporate Bond Series invests primarily in:

         -   U.S. Government securities;
         -   corporate bonds;
         -   asset-backed securities (including mortgage-backed securities);
         -   obligations of savings and loans and U.S. and foreign banks;
         -   commercial paper; and
         -   related repurchase agreements.

         The Series expects to maintain an average quality rating of its investment portfolio of A by Moody's or S&P or equivalent quality. The Series currently has no policy with respect to the Portfolio's average portfolio maturity. The Series also may invest in U.S. Government mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series also may invest up to 35% of its total assets in variable and floating rate debt securities meeting its quality standards.

         The Series bases its investment selection upon analysis of various factors, including outlook for the economy and anticipated changes in interest rates and inflation. If a security held by the Series has its rating reduced below the Series' quality standards or revoked, it may continue to hold the security. The adviser will, however, consider whether the Series should continue to hold the security. These securities may be subject to greater credit risk and have greater price volatility than securities in the higher rating categories.

         The NEW YORK TAX-FREE BOND PORTFOLIO invests its assets in the New York Tax-Free Bond Series, which, at all times, invests at least 80% of its net assets in federally tax-exempt, interest paying municipal obligations that are not subject to Federal income tax and AMT. In addition, the Fund normally invests at least 80% of its total assets in bonds of New York issuers.

         The Series generally invests primarily in municipal bonds, notes, commercial paper and other debt instruments that are exempt from Federal, New York Sate, and New York City income tax in the opinion of bond counsel to the issuer. The Series also may invest in securities that are subject to New York State and New York City income taxes. The Series' investments have an average portfolio maturity ranging from three to 30 years.

         The Series invests in:

         - municipal bonds that are rated at least Baa by Moody's or BBB by S&P or of comparably quality;
         - municipal notes that are rated MIG-2 or better by Moody's or SP-2 or better by S&P or of comparable quality; and
         - municipal commercial paper rated Prime-2 or better by Moody's or A-2 or better by S&P or of comparable quality.

         The adviser varies the average maturity of its investment portfolio from time to time in response to actual and expected interest rate movements as well as other market conditions. The adviser monitors portfolio performance and reallocates the Series' assets in response to actual and expected market and economic changes.

         If a security held by the Series has its rating reduced below the Series' quality standards or revoked, it may continue to hold the security. The adviser will, however, consider whether the Series should continue to hold the security. These securities may be subject to greater credit risk and have greater price volatility than securities in the higher rating categories.

         The Series may invest 25% or more of its total assets in municipal bonds, notes, commercial paper and other debt instruments that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations, with interest that is paid from revenues of similar types of projects. In addition, from time to time, the Series may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

         PLAIN TALK
        ----------------------------------------------------------------
                          WHAT ARE INTERNATIONAL FUNDS?

         International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let the fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
        ----------------------------------------------------------------

         The INTERNATIONAL EQUITY PORTFOLIO invests its assets in the International Equity Series, which, at all times, invests at least 65% of its total assets in equity securities (including American, European and Global Depositary Receipts) issued by companies based outside of the United States.

         The Series may invest the balance of its assets in equity and debt securities of companies based in, and debt securities of governments and other issuers issued in, the United States and outside of the United States, including bonds and money market instruments.

         The Series seeks to achieve its investment objective primarily by investing in a diversified portfolio of equity investments in a variety of non-U.S. markets, focusing on the potential price appreciation, dividend yields and currency values. The Series primarily invests in marketable companies located outside the U.S., including but not limited to companies in Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia and Singapore. The Series also may invest up to 20% of its total assets in emerging markets, including Mexico, Hong Kong, Indonesia, Malaysia, Thailand, South Africa and Peru. Emerging market debt carries significant risks of principal loss. This is due to the low quality of the bonds' issuers which increases the risk of default, the volatile nature of many of these countries' economies and markets, and the relatively small number of investors buying these securities which increases price volatility. A substantial portion of the Series' assets will be denominated in foreign currencies. The Series may selectively hedge its portfolio foreign currency exposure primarily by entering into forward foreign currency exchange contracts. The purpose of hedging the portfolio in this way is to attempt to protect the value of the Series' investments or to lock in the price of a security the Portfolio has agreed to purchase or sell.

         The sub-adviser's approach in selecting investments is primarily oriented to individual stock selection and is value driven. The sub-adviser also analyzes markets and the value of foreign currencies. In selecting stocks for the Series, the sub-adviser:

         - Places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential;
         - Considers whether the future dividends on a stock are expected to increase faster than, slower than, or in-line with the level of inflation, and discounts the value of future anticipated dividends back to what they would be worth if they were being paid today in order to compare the value of different investments;
         - Attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued, and when the dollar buys more, the foreign currency may be considered to be undervalued. Securities in an undervalued currency may offer greater potential return, and may be an attractive investment for the Series;
         - Considers such factors as the economic and political conditions in different areas of the world, the growth potential of various non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

         The Series may hold some investments in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities, generally denominated in foreign currencies. The Series invests primarily in high grade debt obligations (those rated in the top three credit rating categories of a nationally recognized statistical rating organization or, if unrated, judged by the adviser to be of comparable quality). As a general matter, the Series only invests in debt securities when the adviser believes, considering the risks, that such investments offer better long-term potential returns with less risk than investments in foreign equity securities.

PORTFOLIO TURNOVER (ALL SERIES). The Series are actively managed and, in some cases in response to market conditions, a Series' portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Series and the Portfolio's shareholders. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders.

TEMPORARY DEFENSIVE POSITIONS (ALL SERIES). In order to meet liquidity needs or for temporary defensive purposes, each Series may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which in the Adviser or Sub-Adviser's opinion are more conservative than the types of securities that the Series typically invests in. Funds which have policies to invest 65% or 80% of their assets in specified investments will not invest more than 35% or 20% of their assets, respectively, in order to meet liquidity needs. To the extent a Series is engaged in temporary or defensive investments, the Series will not be pursuing its investment objective.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

         The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

         - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Equity Portfolio.
         - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
         - EMERGING MARKET RISK: This is the risk of investments in issuers of emerging market nations. Emerging markets are subject to even greater price volatility than investments in foreign securities because there is a greater risk of political or social upheaval in emerging markets. (International Equity Portfolio)
         - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Equity Portfolio)
         - INTEREST RATE RISK, PREPAYMENT RISK AND CREDIT RISK: Increases in interest rates may case the value of the Portfolio's investment to decline. Prepayment risk may expose the Portfolio to potentially lower return upon subsequent reinvestment of the principal.
         - MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
         - MASTER/FEEDER RISK: The Portfolios' master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

         - MUNICIPAL MARKET RISK: The risk that special factors such as political or legislature changes or uncertainties related to the tax status of municipal securities, may adversely affect the value of municipal securities and have a significant effect on the value of a Portfolio's investments. (New York Tax Free Bond Portfolio)
         - STATE SPECIFIC RISK: Because the New York Tax Free Bond Series' invests in a particular state's municipal obligations, factors affecting New York State and its municipalities, including economic, political, or regulatory occurrences, may have a significant effect on the net asset value of the Series and the Portfolios. In addition, the Series may invest up to 25% of its total assets in a single issuer's securities. Factors affecting a single issuer in which the Series invests could have a more significant effect on the Series' net asset value. (New York Tax Free Bond Portfolio)
         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
         - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

         The Board of Trustees for each Series supervises the management, activities and affairs of the Series and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Series and its shareholders.

         Because each Portfolio retains the ability to redeem its assets from its master fund, the Series, the Board of Trustees of the Portfolio monitors the investment activity and relationship of the Series with the adviser.

         PLAIN TALK
        ---------------------------------------------------------------
                         WHAT IS AN INVESTMENT ADVISER?

         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Rodney Square Management Corporation ("RSMC" or the "Adviser") the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company ("WTC"), an affiliate of RSMC. In the past, RSMC has provides asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

         As compensation for its advisory services, the Adviser is paid a monthly fee by each Series at the following annual rates:

         Growth and Income Series: 0.550% of the Series' average daily net assets up to $400 million; 0.505% of the Series average daily net assets in excess of $400 million but less than

$800 million; 0.460% of the Series' average daily net assets in excess of $800 million but less than $1.2 billion; 0.415% of the Series' average daily net assets in excess of $1.2 billion but less than $1.6 billion; 0.370% of the Series' average daily net assets in excess of $1.6 billion but less than $2 billion; and 0.315% of the Series' average daily net assets in excess of $2 billion.

         Corporate Bond Series: 0.550% of the Series' average daily net assets up to $400 million; 0.505% of the Series' average daily net assets in excess of $400 million but less than $800 million; 0.460% of the Series' average daily net assets in excess of $800 million but less than $1.2 billion; 0.415% of the Series' average daily net assets in excess of $1.2 billion but less than $1.6 billion; 0.370% of the Series' average daily net assets in excess of $1.6 billion but less than $2 billion; and 0.315% of the Series' average daily net assets in excess of $2 billion.

         New York Tax Free Bond Series: 0.450% of the Series' average daily net assets up to $300 million; 0.420% of the Series' average daily net assets in excess of $300 million but less than 600 million; 0.385% of the Series' average daily net assets in excess of $600 million but less than $1 billion; 0.350% of the Series' average daily net assets in excess of $1 billion but less than $1.5 billion; 0.315% of the Series' average daily net assets in excess of $1.5 billion but less than $2 billion; 0.280% of the Series' average daily net assets in excess of $2 billion.

         International Equity Series: 0.90% of the Series' average daily net assets.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

         E. MATTHEW BROWN, Vice President of RSMC, is responsible for the management process of the Growth & Income Series. Mr. Brown joined WTC in October of 1996. Prior to joining Wilmington Trust Company ("WTC"), he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

         ROBERT J. CHRISTIAN, Chief Investment Officer of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-adviser to the International Equity Series. Mr. Christian has been a Director of RSMC since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

         ERIC K. CHEUNG, Vice President and Manager of the Fixed Income Management Division, CLAYTON M. ALBRIGHT, III, Vice President of the Fixed Income Management Division and DOMINICK J. D'ERAMO, CFA, Vice President of the Fixed Income Management Division of the Asset Management Department of RSMC, are primarily responsible for the day-to-day management of the Corporate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

         LISA MORE, Assistant Vice President of Credit Research and Municipal Trading of the Fixed Income Management Division of Asset Management Department of RSMC is primarily responsible for the day-to-day management of the New York Tax Free Bond Series. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

--------------------------------------------------------------------------------
THE SUB-ADVISER
--------------------------------------------------------------------------------

         RSMC has retained Delaware International, Ltd. (the "Sub-Adviser"), Third Floor, 80 Cheapside, London, England EC2V 6EE to serve as the investment sub-adviser for the International Equity Series. The Sub-Adviser provides investment services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. The Sub-Adviser manages approximately $42.5 billion, as of December 31, 2000, with over $14.3 billion, as of December 31, 2000, in international/global equity. The Sub-Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the International Equity Series' investment program.

         For the advisory services provided and the expenses assumed pursuant to its investment agreement with RSMC and the Series, the Sub-Adviser receives from RSMC a fee of .55% of the Series' average net assets.

PORTFOLIO MANAGER

         Mr. Clive A. Gillmore, Senior Portfolio Manager and Deputy Managing Director of the Sub-Adviser, is primarily responsible for daily management of the International Equity Series. Mr. Gillmore, a graduate of the Warwick University, England, and the London Business School Investment Program has been with the Sub-Adviser since 1990. Prior to joining the Sub-Adviser, he had eight years of investment experience.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

         The chart below provides information on the Portfolios' primary service providers.

Asset                                                                              Shareholder
Management                                                                         Services
-------------------------------------                                              ---------------------------------
              ADVISER                                                                       TRANSFER AGENT

   RODNEY SQUARE MANAGEMENT CORP.                                                             PFPC INC.
        RODNEY SQUARE NORTH                                                              400 BELLEVUE PARKWAY
      1100 NORTH MARKET STREET                                                           WILMINGTON, DE 19809
WILMINGTON, DE 19890-0001


                                                                                    Handles shareholder services,
                                                                                     including recordkeeping and
Manages each Portfolio's investment      --------------------------------------         statements, payment of
            activities.                                                            distributions and processing of
                                                                                        buy and sell requests.
-------------------------------------              WT MUTUAL FUND II               ---------------------------------

                                           THE WILMINGTON GROWTH AND INCOME
                                                       PORTFOLIO
                                             THE WILMINGTON CORPORATE BOND
Fund                                                   PORTFOLIO                   Asset
Operations                                 THE WILMINGTON NEW YORK TAX-FREE        Safe Keeping
-------------------------------------               BOND PORTFOLIO                 ---------------------------------
         ADMINISTRATOR AND                THE WILMINGTON INTERNATIONAL EQUITY                 CUSTODIAN
          ACCOUNTING AGENT                             PORTFOLIO

             PFPC INC.                                                                 WILMINGTON TRUST COMPANY
        400 BELLEVUE PARKWAY             --------------------------------------        1100 NORTH MARKET STREET
        WILMINGTON, DE 19809                                                             WILMINGTON, DE 19890


 Provides facilities, equipment and                                                 Holds each Portfolio's assets,
       personnel to carry out                                                        settles all portfolio trades
 administrative services related to                                                    and collects most of the
 each Portfolio and calculates each                                                  valuation data required for
 Portfolio's NAV and distributions.                                                 calculating a Portfolio's NAV
                                         Distribution                                         per share.
-------------------------------------    --------------------------------------    ---------------------------------
                                                      DISTRIBUTOR


                                                PFPC DISTRIBUTORS, INC.
                                                  3200 HORIZON DRIVE
                                               KING OF PRUSSIA, PA 19406



                                         Distributes each Portfolio's shares.
                                         --------------------------------------

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         Each Portfolio values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
        ----------------------------------------------------------------
          WHAT IS THE NET ASSET VALUE or "NAV"?


                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares

        ----------------------------------------------------------------

         PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

         Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                     Memorial Day            Veterans Day
     Martin Luther King, Jr. Day        Independence Day        Thanksgiving Day
     Presidents' Day                    Labor Day               Christmas Day
     Good Friday                        Columbus Day

PURCHASE OF SHARES


        PLAIN TALK
       -----------------------------------------------------------------
                             HOW TO PURCHASE SHARES:
        -   Directly by mail or by wire
        -   As a client of a Service Organization
       -----------------------------------------------------------------

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum investment in Investor Class or Class B shares of a Portfolios is $1,000 for initial investments and $100 for subsequent investments. The Portfolio, adviser or the distributor, at their discretion, may waive these minimums or reject a purchase order if it considers in the best interest of the Portfolio or its shareholders.

         CURRENTLY, CLASS B SHARES ARE NOT BEING OFFERED.

         You may purchase shares through a Service Organization or directly by mail or wire or as specified below.

         THROUGH A SERVICE ORGANIZATION: You may purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Portfolio, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

               Regular Mail:                    Overnight Mail:
               -------------                    ---------------
               Wilmington Portfolios            Wilmington Portfolios
               c/o PFPC Inc.                    c/o PFPC Inc.
               P.O. Box 8951                    400 Bellevue Parkway, Suite 108
               Wilmington, DE 19899             Wilmington, DE 19809

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: If your purchase order is received by the transfer agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase order received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

         If you purchase shares of a Portfolio through a Service Organization, it is the responsibility of the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES



        PLAIN TALK
       ----------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:

        -   By mail
        -   By telephone

       ----------------------------------------------------------------

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. Other than the CDSC assessed on Class B Shares, there is no fee when Portfolio shares are redeemed. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but no later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern Time or on a non-Business Day, but no later than 7 days following such receipt. If you purchased your shares through an account with a Service Organization, you should contact the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

           Regular Mail:                        Overnight Mail:
           -------------                        ---------------
           Wilmington Portfolio                 Wilmington Portfolio
           c/o PFPC Inc.                        c/o PFPC Inc.
           P.O. Box 8951                        400 Bellevue Parkway, Suite 108
           Wilmington, DE 19899                 Wilmington, DE 19809

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to our Statement of Information.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, you may invest some or all of the proceeds in the Portfolio within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

EXCHANGE OF SHARES
         PLAIN TALK
        ---------------------------------------------------------------
          WHAT IS AN EXCHANGE OF SHARES?
          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
        ---------------------------------------------------------------

         You may exchange all or a portion of your shares of the a Portfolio for shares in the same class of the following portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio

         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio
         Wilmington Corporate Bond Portfolio
         Wilmington New York Tax-Free Bond Portfolio
         Wilmington New York Tax-Free Money Market Portfolio
         Wilmington International Equity Portfolio
         Wilmington Growth & Income Portfolio

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase through an exchange will be effected at the NAV per share determined at the time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         If you make an exchange involving Class B shares, the amount of time you held the original shares will be added to the holding period of the Class B shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchange shares.

         Before requesting an exchange, you should review the prospectus of the portfolio you wish to acquire. To obtain prospectuses of the other portfolios, you may call (800) 497-2960. To obtain more information about exchanges or to place exchange orders, contact the transfer agent, or your financial professional. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
        ----------------------------------------------------------------
          WHAT IS NET INVESTMENT INCOME?
          Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
        ---------------------------------------------------------------

         Distributions from the net investment income of a Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

         Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares, unless you have elected to receive distributions in cash.

TAXES
         FEDERAL INCOME TAX: As long as a Portfolio meets the requirements for being a

"regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Portfolio invests primarily in taxable securities. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         Dividends you receive from the Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. The Portfolio's distributions of net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

         It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

         The Distributor manages the Portfolio's distribution efforts and enters into dealer agreements with financial consultants to sell fund shares and to provide shareholder support services. These financial consultants can help you determine which class of shares is appropriate for you.

SELECTING THE CORRECT CLASS OF SHARES

         The Portfolios offer you the option of purchasing Investor Class or Class B shares. Each class has its own fee structure and in selecting which class of shares is appropriate for purchase, you should consider, among other things, (i) the length of time you expect to hold your investment and (ii) the amount of any applicable charges imposed at the time of redemption and Rule 12b-1 fees. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

INVESTOR CLASS SHARES - RULE 12b-1 DISTRIBUTION FEE AND SHAREHOLDER SERVICE FEE

         The Investor Class shares are subject to a Rule 12b-1 distribution fee of up to .35% of the Portfolio's average daily net assets and a shareholder service fee of up to .35% of the Portfolio's average daily net assets.

         The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly.

CLASS B SHARES--RULE 12b-1 DISTRIBUTION FEE, SHAREHOLDER SERVICE FEE AND DEFERRED SALES CHARGE

         In addition to a contingent deferred sales charge ("CDSC"), Class B Shares are subject to a Rule 12b-1 distribution fee of up to .75% of the Portfolio's average daily net assets and a shareholder service fee of up to .50% of the Portfolio's average daily net assets.

         At the time of your purchase of Class B shares, you will not incur an up-front sales charge. However, the Class B shares your purchased are subject to a CDSC if you redeem them prior to the fourth year after purchase. At the end of the fourth year after the month of purchase, your Class B shares will automatically convert into Investor Class shares of the Portfolio, which are subject to a distribution fee of .35% and a shareholder service fee of 0.35%.

         Automatic conversion of Class B shares into Investor Class shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Investor Class shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Investor Class shares based on the portion of purchased shares that convert.

         If you redeem your Class B shares prior to the fourth year after purchase, upon redemption of your Class B shares you may be subject to the following CDSC:

              ---------------------------------------------------------------
                YEARS SINCE PURCHASE       CDSC ON SHARES BEING REDEEMED
              ---------------------------------------------------------------
                         0-1                           4.00%
              ---------------------------------------------------------------
                         1-2                           3.00%
              ---------------------------------------------------------------
                         2-3                           2.00%
              ---------------------------------------------------------------
                         3-4                           1.00%
              ---------------------------------------------------------------
                     more than 4                        None
              ---------------------------------------------------------------

         The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans
- Qualifying distributions from qualified retirement plans and other employee benefit plans
- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2
-   Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

OTHER CLASSES OF SHARES

         The Portfolios may also offer other classes of shares from time to time for special purposes. These other classes will, if offered, not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

RULE 12b-1 FEES
         PLAIN TALK
         -------------------------------------------------------------
          WHAT ARE 12b-1 FEES?
          12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         -------------------------------------------------------------

         The Fund has adopted distribution plans under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

         Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved separate distribution plans for the Investor Class and Class B shares.

         The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to
(i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Portfolios to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to a specific Portfolio and class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Portfolios may, from time to time, deem advisable with respect to the distribution of a class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Investor Class shares as accrued.

         The distribution fees applicable to the Investor Class and Class B shares are designed to permit you to purchase Investor Class and Class B shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Investor Class and Class B shares attributable to those broker-dealers.

SERVICE ORGANIZATIONS
         The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding
 .35% of a Portfolio's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. The Service Organization fee is imposed on Investor Class and Class B shares.

MASTER/FEEDER STRUCTURE
         Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Series, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: Will list the holdings of the Portfolio, describe the Portfolio's performance and tell you how investment strategies and performance have responded to recent market conditions and economic trends.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

         WT Mutual Fund II
         c/o PFPC Inc.
         400 Bellevue Parkway
         Suite 108
         Wilmington, Delaware 19809
         (800) xxx-xxxx
         9:00 a.m. to 5:00 p.m. Eastern time

         Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(202)-942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-XXX-XXXX.




The investment company registration number for the WT Mutual Fund II is _______.

                                WT MUTUAL FUND II
                     Wilmington Growth and Income Portfolio
                    Wilmington International Equity Portfolio
                       Wilmington Corporate Bond Portfolio
                   Wilmington New York Tax Free Bond Portfolio
               Wilmington New York Tax Free Money Market Portfolio


                              400 Bellevue Parkway
                              Wilmington, DE 19809

-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                            , 2001

-------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, dated October 1, 2001, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

                                TABLE OF CONTENTS

General Information

Investment Policies

Investment Limitations

Trustees And Officers

Investment Advisory And Other Services

Additional Service Providers

Distribution Of Shares And Rule 12b-1 Plan

Brokerage Allocation And Other Practices

Capital Stock And Other Securities

Purchase, Redemption And Pricing Of Shares

Dividends

Taxation Of The Portfolios

Calculation Of Performance Information

Tax-Equivalent Yield Table

Appendix A -- Description Of Ratings

Appendix B - Risk Factors Applicable To The New York Tax Free Money Market And New York Tax Free Bond Portfolios

                               GENERAL INFORMATION

WT Mutual Fund II (the "Trust") is a diversified, open-end management investment company that was organized as a Delaware business trust on July ___, 2001.

The Fund has established the following Portfolios described in this Statement of Additional Information: Wilmington Growth and Income Portfolio, Wilmington International Equity Portfolio, Wilmington Corporate Bond Portfolio, Wilmington New York Tax Free Bond Portfolio and Wilmington New York Tax Free Money Market Portfolio (each, a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio other than the New York Tax-Free Money Market and the International Equity issues Investor Class and Class B shares. The Wilmington International Equity Portfolio Investor Class and Institutional Class shares. The Wilmington New York Tax-Free Money Market Portfolio offers only Investor Class shares. Rodney Square Management Corporation (the "Adviser") serves as the investment adviser to all of the Portfolios. Delaware International Advisers, Ltd. (the "Sub-Adviser") serves as the sub-adviser to the Wilmington International Equity Portfolio.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectuses. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                             MONEY MARKET PORTFOLIO

Wilmington New York Tax Free Money Market Portfolio (the "Money Market Portfolio") has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. The Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize the Portfolio's price per share at $1.00 per share. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

FLOATING RATE INSTRUMENTS. Certain of the Municipal Obligations which the New York Tax-Free Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Certain of such obligations may carry a demand or put feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The Portfolio may invest in floating and variable rate

Municipal Obligations even if they carry stated maturities in excess of thirteen months, upon certain conditions contained in Rule 2a-7 of the 1940 Act. It is the present position of the Securities and Exchange Commission that the maturity of a short term (the principal amount must unconditionally be paid in 397 days or less) floating rate security is one day and the maturity of a long term (the principal amount is scheduled to be paid in more than 397 days) floating rate security that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Portfolio will limit its purchases of floating and variable rate Municipal Obligations to those meeting the quality standards set forth below. The Portfolio's investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

ILLIQUID SECURITIES. The Money Market Portfolio may invest up to 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by the Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL OBLIGATIONS. To attain its objective, the Portfolio invests primarily in a broad range of Municipal Obligations which meet the rating standards described in the prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

- MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately-operated facilities. Municipal bonds may be categorized as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as private activity bonds) are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority. Municipal bonds generally have a maturity at the time of issuance of more than a year. Investments in municipal bonds are limited to bonds with a remaining maturity of thirteen months or 397 days or less and which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other nationally recognized statistical rating organizations that have rated such bonds, or which if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

- MUNICIPAL NOTES. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government. Municipal notes generally have maturities at the time of issuance of thirteen months or less. Investments in municipal notes are limited to notes which are rated at the date of purchase MIG 1 or VMIG-1 or MIG 2 or VMIG 2 by Moody's and/or (if only rated by one agency) SP-1 or SP-2 by S&P or FIN-1 or FIN-2 by Fitch or of comparable high quality as determined by IBCA or Duff & Phelps Credit Rating Co., or, if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See Appendix A for a description of the ratings.)

- MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a debt obligation with a stated maturity of thirteen months or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt. Investments in municipal commercial paper are limited to commercial paper which is at the time of purchase rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal

Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Portfolio's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Portfolio. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

Although an investment in the Portfolio is not insured, certain of the Municipal Obligations purchased by the Portfolio may be insured as to principal and interest by, among others, the Municipal Bond Insurance Association. Insured obligations are identified in the Portfolio's financial statements.

Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio, the Trust nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions. The Portfolio is permitted to invest more than 5% (but not more than 25%) of its total assets in the securities of any one issuer, which otherwise satisfies that Portfolio's other investment restrictions. To the extent that the Portfolio invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to that Portfolio.

REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES WITH PUT RIGHTS. The Portfolio may, without restriction, enter into put transactions, sometimes referred to as stand-by commitments, with respect to Municipal Obligations held in their portfolios. When the New York Tax-Free Portfolio purchases municipal obligations it may obtain the right to resell them, or put them, to the seller at an agreed upon price within a specific period prior to the maturity date.

If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The Portfolio's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The amount payable to the Portfolio by the seller upon its exercise of a put will normally be (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Portfolio. Absent unusual circumstances, the Portfolio values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities. The Portfolio's right to exercise a put is unconditional and unqualified.

A put is not transferable by the Portfolio, although the Portfolio may sell the underlying securities to a third party at any time. The Portfolio expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The Portfolio may enter into put transactions only with broker-dealers and banks which, in the opinion of the Adviser, present minimal credit risks. The Portfolio's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Portfolio and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

The Portfolio does not intend to concentrate its investments in any industry. The Portfolio may, however, invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

TAXABLE SECURITIES. The Portfolio may invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the Portfolio may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary defensive posture when, in the opinion of the Adviser, it is advisable to do so. The conditions for which such a posture would be undertaken include adverse market conditions or the unavailability of suitable tax-exempt securities. During these times when the Portfolio is maintaining a temporary defensive posture, it may be unable to achieve fully its investment objective. The types of taxable securiti3es in which the Portfolio may invest are limited to the following instruments which have remaining maturities of less than thirteen months:

    - BANKERS' ACCEPTANCES. The Portfolio may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

    - CERTIFICATES OF DEPOSIT. The Portfolio may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

    - TIME DEPOSITS. The Portfolio may invest in time deposits which are bank deposits for fixed periods of time and other obligations issued or supported by United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

    - DOMESTIC AND FOREIGN COMMERCIAL PAPER [rated in accordance with the standards set forth above under Cash Management
         Portfolio--Commercial Paper]

    - U.S. GOVERNMENT OBLIGATIONS. Obligations of the United States Government, its agencies or instrumentalities.

The Portfolio also has the right to hold cash reserves of up to 100% of its total assets when the Adviser deems it necessary for temporary defensive purposes.

WHEN-ISSUED SECURITIES. The Portfolio may, without restriction, purchase Municipal Obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The Portfolio will make commitments only to purchase Municipal Obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing Municipal Obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

The Portfolio will maintain liquid assets in segregated accounts in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                               THE BOND PORTFOLIOS

The "Bond Portfolios" are collectively, the Wilmington Corporate Bond and Wilmington New York Tax Free Bond Portfolios. The Adviser employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the Adviser to be of comparable quality. See "Appendix A - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. The Adviser continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, the Adviser will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The composition of each Portfolio's holdings varies depending upon the Adviser's analysis of the fixed income markets and the New York municipal securities markets (for the New York Tax Free Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, the Adviser seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

The Adviser may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

SECURITIES LENDING. Each Bond Portfolio may from time to time lend its portfolio securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. The Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. For additional information regarding illiquid securities, see "Money Market Portfolio - Illiquid Securities."

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities as described under "Money Market Portfolio - Investment Company Securities".

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements as described under "Money Market Portfolio - Repurchase Agreements". It is the current policy of the Bond Portfolios not to enter into repurchase agreements exceeding in the aggregate 10% of the market value of a Portfolio's total assets.

MONEY MARKET SECURITIES. Under normal market conditions, each Bond Portfolio may invest up to 20% of its total assets in various money market instruments such as bank obligations, commercial paper, variable rate master demand notes, shares of money market mutual funds, bills, notes and other obligations issued by a U.S. company, the U.S. Government, a foreign company or a foreign government, its agencies or instrumentalities denominated in U.S. dollars. For temporary defensive purposes, each Portfolio may invest 100% of its total assets in such money market instruments subject to certain restrictions. All money market instruments will be limited to those which carry a rating of MIG-1 or P-1 by Moody's or SP-1 or A-1 by S&P, or which are comparably rated by another rating agency or, if unrated, are of comparable quality as determined by the Adviser pursuant to guidelines established and regularly reviewed by the Board of Trustees. During times when the Portfolio is maintaining a temporary defensive posture, it may be unable to achieve fully its investment objective.

The Portfolio's investments in money market instruments will consist of

    - short-term obligations of the U.S. Government, its agencies and instrumentalities
    - other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser;

    -    commercial paper, including master demand notes;
    - bank obligations, including certificates of deposit, bankers' acceptances and time deposits; and
    -    repurchase agreements.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Bond Portfolio may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The New York Tax Free Bond Portfolio will only make commitments to purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery.

Each Portfolio will maintain liquid assets in segregated accounts with its custodian in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. It is the current policy of the International Equity Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

WILMINGTON CORPORATE BOND PORTFOLIO - ADDITIONAL INVESTMENT POLICIES

ASSET-BACKED SECURITIES. The Corporate Bond Portfolio may invest in the asset-backed securities and others which may be developed consistent with the Corporate Bond Portfolio's investment objectives, policies and quality standards. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the Portfolio's investment objectives, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

CORPORATE DEBT OBLIGATIONS (LONG-TERM AND SHORT-TERM). The Corporate Bond Portfolio may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Portfolio may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Portfolio will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management,
(b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations the Adviser deems appropriate.

The Portfolio will not purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or to the extent certain U.S. or foreign debt obligations are unrated or rated by other rating agencies, result in comparable quality. While Baa/BBB and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Portfolio may invest and may be regarded as having speculative characteristics as well.

After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. To the extent the ratings given by a rating agency may change as a result of changes in such organization or its rating systems, the Portfolio will attempt to conform its ratings systems to such changes as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Corporate Bond Portfolio may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement to purchase or sell a specified amount of designated debt securities for a set price at a specified future time. At the time it enters into a futures transaction, the Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of variation margin are then made on a daily basis, depending on the value of the futures which is continually marked to market.

The Portfolio is permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of the Portfolio's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Portfolio will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in futures and related options. The Portfolio will segregate assets to cover the futures and options. If the market moves favorably after the Portfolio enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

The Portfolio may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, the Portfolio would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Corporate Bond Portfolio may purchase put and call options on interest rate futures contracts. The Portfolio may also write (sell) put and call options on such futures contracts. As with futures contracts, the Portfolio will purchase or sell options on interest rate futures contracts solely for bona fide hedging purposes and not as a means of speculative trading. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

INVESTMENT IN BOND OPTIONS. The Corporate Bond Portfolio may purchase put and call options and write covered put and call options on securities in which the Portfolio may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over- the-counter
(OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Portfolio may write put and call options on bonds only if they are covered, and such options must remain covered as long as the Portfolio is obligated as a writer. A call option is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the Portfolio maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Portfolio foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Portfolio assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Portfolio would suffer a loss. The Portfolio may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

MORTGAGE-RELATED SECURITIES. The Corporate Bond Portfolio may, consistent with its investment objective and policies, invest in mortgage-related securities. Mortgage-related securities, for purposes of the Portfolio's prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Similarly, because the average life of mortgage related securities may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related securities in which the Portfolio invests may at times lengthen due to this effect. Under these circumstances, the adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio average life.

Regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the yield and total return the Portfolio will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the

U.S. Government that issue mortgage-related securities, and among the securities that they issue. Mortgage-related securities created by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due based on its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In addition to GNMA, FNMA or FHLMC certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Portfolios also may invest in mortgage pass-through securities, where all interest payments go to one class of holders (Interest Only Securities or "IOs") and all principal payments go to a second class of holders (Principal Only Securities or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return on POs could be adversely affected. The Portfolios will treat IOs and POs as illiquid securities except for IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser subject to the supervision of the Board of Trustees.

The Portfolio may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class;
investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. To the extent a particular CMO or REMIC is issued by an investment company, the Portfolio's ability to invest in such CMOs or REMICs will be limited. The Portfolio will not invest in the residual interests of REMICs.

The Adviser expects that new types of mortgage-related securities may be developed and offered to investors. The Adviser will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. The magnitude of these fluctuations generally will be greater when the average maturity of the Portfolio's portfolio securities is longer.

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

MUNICIPAL SECURITIES. The Corporate Bond Portfolio may, when deemed appropriate by the Adviser and consistent with the investment objective of the Portfolio, invest in obligations of state and local governmental issuers which carry taxable yields that are comparable to yields of other fixed-income instruments of comparable quality or, which the Adviser believes possess the possibility of capital appreciation. A brief description of typical Municipal Securities follows:

    - GENERAL OBLIGATION BONDS are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
    - REVENUE BONDS are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power.
    - MUNICIPAL NOTES rated at least MIG-1 by Moody's or SP-1 by S&P will consist of tax anticipation notes, bond anticipation notes, revenue anticipation notes and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.
- MUNICIPAL COMMERCIAL PAPER, provided such commercial paper is rated at least Prime-1 by Moody's or A-1 by S&P or, if unrated, is of comparable investment quality as determined by the Adviser.

OPTIONS ON SECURITIES. The Corporate Bond Portfolio may write (sell) covered put and call options and purchase put and call options with a value of up to 25% of its total assets. The Portfolio will engage in options trading principally for hedging purposes. The Portfolio may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Portfolio may purchase call options, but only to effect a closing transaction--i.e., to offset an obligation pursuant to a previously written call option to prevent an underlying security from being called, or to permit the sale of the underlying security or the writing of a new option on the security prior to the outstanding option's expiration. The Portfolio may also purchase securities with put options, sometimes referred to as stand-by commitments, which are otherwise eligible for investment in amounts not exceeding 10% of its total assets, when the Portfolio anticipates a decline in the market value of securities in the investment portfolio. The Portfolio will incur costs, in the form of premiums, on options it purchases and may incur transaction costs on options that it exercises. The Portfolio will ordinarily realize a gain from a put option it has purchased if the value of the securities subject to the option decreases sufficiently below the exercise price to cover both the premium and the transaction costs.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL ORGANIZATIONS. The Corporate Bond Portfolio may invest in U.S. dollar- denominated debt securities issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development (World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, and the African Development Bank. The Portfolio may also invest in quasi-government securities which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

Investing in foreign government and quasi-government securities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government. The values of foreign investments are affected by changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. In addition, investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and lack of uniform accounting and auditing standards.

U.S. GOVERNMENT SECURITIES. The Corporate Bond Portfolio may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. Government agencies or which are supported by the full faith and credit pledge of the U.S. Government. In the case of U.S.
Government obligations which are not backed by the full faith and credit pledge of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and participations in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. Government (such as Government Trust Certificates).

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Corporate Bond Portfolio may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Portfolio's investment in demand instruments which provide that the Portfolio will not receive the principal note amount within seven days' notice, in combination with the Portfolio's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Portfolio's net assets.

The Portfolio may also buy variable rate master demand notes. The terms of the obligations permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Portfolio and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Portfolio may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this prospectus for investment in money market instruments.

ZERO COUPON SECURITIES. The Corporate Bond Portfolio may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

The Portfolio may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Current Federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

WILMINGTON NEW YORK TAX FREE BOND PORTFOLIO - ADDITIONAL INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS. To attempt to attain its investment objective, the New York Tax Free Bond Portfolio invests in a broad range of Municipal Obligations which meet the rating standards described in the prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include the following:

    - MUNICIPAL BONDS are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately operated facilities. Municipal bonds may be categorized as general obligation or revenue bonds.

    - GENERAL OBLIGATION BONDS are secured by the issuer's pledge of its full faith, credit and general taxing power for the payment of principal and interest.

    - REVENUE BONDS are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as private activity bonds) are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

    - MUNICIPAL NOTES include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government. Investments in municipal notes are limited to notes which are rated at the date of purchase MIG-2 or better (VMIG-2 or better in the case of variable rate notes) by Moody's or SP-2 or better by S&P or comparably rated by other NRSROs, or, if not rated, are in the opinion of the Adviser, of comparable investment quality. (See Appendix for description of ratings.)

    - MUNICIPAL COMMERCIAL PAPER is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt. Investments in municipal commercial paper are limited to issues rated Prime-2 or better by Moody's or A-2 or better by S&P or comparably rated by other NRSROs, or, if not rated, are in the opinion of the Adviser of comparable investment quality.

After purchase by the New York Tax-Free Bond Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to conform its rating systems to such changes as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

Although an investment in the Portfolio is not insured, certain of the municipal obligations purchased by the Portfolio may be insured as to principal and interest by companies that provide insurance for municipal obligations. These obligations are identified as such in the Portfolio's financial statements.

For purposes of diversification under the 1940 Act the identification of the issuer of New York Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non- governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

NEW YORK OBLIGATIONS. The assets of New York Tax-Free Bond Portfolio will be invested primarily in municipal obligations that are exempt from Federal, New York State and New York

City income tax in the opinion of bond counsel to the issuer and in participation certificates in such obligations purchased from banks, insurance companies and other financial institutions. Dividends paid by the Portfolio which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, and of Puerto Rico, other U.S. territories or possessions and their political subdivisions will be exempt from Federal, New York State and New York City personal and corporate income taxes. The Portfolio may purchase municipal obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from Federal income tax but will be subject to New York State and New York City personal and corporate income taxes. As a matter of fundamental policy, the Portfolio will invest no less than 80% of its net assets in New York obligations.

Opinions relating to the validity of municipal obligations (including New York Obligations) and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

TAXABLE SECURITIES. As described in the prospectus, the New York Tax-Free Bond Portfolio may, with certain limitations, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The Portfolio may elect to invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the Portfolio may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary defensive posture when, in the opinion of the Adviser, it is advisable to do so. During times when the Fund is maintaining a temporary defensive posture, it may be unable to fully achieve its investment objective.

The types of taxable securities (in addition to alternative minimum tax securities) in which the Portfolio may invest are limited to the following money market instruments which have remaining maturities not exceeding one year: (i) obligations of the United States Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit and bankers' acceptances of United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) domestic commercial paper rated P-1 by Moody's or A-1 or A-1+ by S&P or comparably rated by another nationally recognized statistical rating organization; and
(iv) repurchase agreements. The Portfolio also has the right to hold cash equivalents of up to 100% of its total assets when the Portfolio 's investment adviser deems it necessary for temporary defensive purposes.

SECURITIES WITH PUT RIGHTS. When the New York Tax-Free Bond Portfolio purchases municipal obligations it may obtain the right to resell them, or put them, to the seller at an agreed upon price within a specific period prior to their maturity date. These transactions are also known as stand-by commitments.

The amount payable to the Portfolio by the seller upon its exercise of a put will normally be (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Portfolio. Absent unusual circumstances, the Portfolio values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

The Portfolio's right to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolio, although the Portfolio may sell the underlying securities to a third party at any time. The Portfolio expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The Portfolio may enter into put transactions only with broker-dealers and banks which, in the opinion of the Adviser, present minimal credit risks. The Portfolio's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Portfolio and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

FLOATING RATE INSTRUMENTS. Certain municipal obligations which the New York Tax Free Bond Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Such obligations may carry a demand or put feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The Adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.
The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

                              THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Wilmington Growth and Income and the Wilmington International Equity Portfolio.

CONVERTIBLE SECURITIES. The Equity Portfolios may invest in convertible securities which have characteristics similar to both fixed income and equity securities. Convertible securities pay a stated rate of interest and generally are convertible into the issuer's common stock at a stated conversion price prior to call or redemption. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

CORPORATE DEBT OBLIGATIONS (LONG-TERM AND SHORT-TERM). Each Equity Portfolio may invest in long terms and short term corporate debt obligations as described under "Bond Portfolio - Corporate Debt Obligations (Long term and Short-term)". Except for temporary defensive purposes, the International Equity Portfolio is limited to 20% of its total assets in these types of securities and the Growth and Income Portfolio is limited to 5% of its total assets.

DEPOSITORY RECEIPTS. The International Equity Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depositary receipts. The Growth and Income Portfolio may invest in ADRs only. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The International Equity Portfolio may invest in ADRs, EDRs, CDRs and GDRs through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.
The Growth and Income Portfolio intends to invest less than 20% of its total net assets in ADRs.

There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

ILLIQUID SECURITIES. No Equity Portfolio may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

INVESTMENT COMPANY SECURITIES. The Equity Portfolios may invest in investment company securities as described under "Money Market Portfolio - Investment Company Securities".

MONEY MARKET SECURITIES. Under normal market conditions, each Equity Portfolio may invest up to 20% of its total assets in various money market instruments as described under "Bond Portfolios - Money Market Securities".

OPTIONS ON STOCK INDEX FUTURES. Each Equity Portfolio may purchase and write call and put options on stock index futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

A Portfolio may use options on stock index futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Portfolio purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Portfolio for the option. If market conditions do not favor the exercise of the option, the Portfolio's loss is limited to the amount of such premium and transaction costs paid by the Portfolio for the option.

If a Portfolio writes a call (put) option on a stock index futures contract, the Portfolio receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Portfolio gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of the securities held or to be acquired for the investment portfolio. If the option is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.
However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Portfolio's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market. A Portfolio will sell options on futures and on stock indices only to close out existing hedge positions.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Over-the-counter (OTC) options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that a Portfolio will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Portfolio, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the United States Securities and Exchange Commission (the "SEC") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, a Portfolio will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to the Portfolio's limitation on investments in securities that are not readily marketable.

Each Portfolio's successful use of stock index futures contracts, options on such contracts and options on indices depends upon the adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of a portfolio diverges from the composition of the relevant index. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or may expose a Portfolio to risk of loss. In addition, if a Portfolio purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Portfolio might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, a Portfolio's ability to establish and maintain positions will depend on market liquidity. The successful utilization of hedging and risk management transactions requires skills different form those needed in the selection of the portfolio securities. The Portfolios believe that the adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions.

Positions in options, futures and options on futures may be closed out only on an exchange which provides a secondary market for such purposes. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position which could have an adverse impact on a Portfolio's ability to effectively hedge its securities. A Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

Pursuant to undertakings with the Commodity Futures Trading Commission
("CFTC"):

           (i) each Portfolio has agreed to restrict the use of futures and related options only for the purpose of hedging, as such term is defined in the CFTC's rules and regulations;

           (ii) a Portfolio will not enter into futures and related transactions if, immediately thereafter, the sum of the margin deposits on a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of such Portfolio's total assets after taking into account unrealized profits and unrealized losses on any such contract;

           (iii) the Portfolios will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in commodity futures and related options; and

           (iv) the Portfolios will segregate assets to cover the futures and options.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements as described under "Money Market Portfolio - Repurchase Agreements". It is the current policy of the Growth and Income Portfolio not to enter into repurchase agreements exceeding in the aggregate 10% of the market value of its total assets. The current policy of the International Equity Portfolio is that it will not enter into repurchase agreements exceeding in the aggregate 15% of its total assets.

SECURITIES LENDING. Each Equity Portfolio may engage in securities lending as described under "Bond Portfolios - Securities Lending".

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Equity Portfolio may purchase securities on a when-issued or delayed-delivery basis as described under "Bond
Portfolios - When-Issued and Delayed Delivery Securities". It is the current policy of the International Equity Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

WRITING COVERED CALLS. Each Equity Portfolio may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is covered if a Portfolio owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. The Portfolio, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. Each Portfolio retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium. The aggregate value of the securities subject to options written by a Fund may not exceed 25% of the value of the Fund's net assets.

OPTION PREMIUMS. In order to comply with certain state securities regulations, the Equity Portfolios have agreed to limit maximum premiums paid on put and call options on other than futures contracts to less than 2% of each Portfolio's net assets at any one time.

WILMINGTON GROWTH AND INCOME PORTFOLIO - ADDITIONAL INVESTMENT POLICIES

ASSET BACKED SECURITIES. The Growth and Income Portfolio may invest in asset backed securities as described under "Bond Portfolios - Asset Backed Securities".

MORTGAGE RELATED SECURITIES. The Growth and Income Portfolio may purchase certain mortgage related securities as described under "Bond Portfolios - Mortgage Related Securities".

ZERO COUPON SECURITIES. The Growth and Income Portfolio may invest in zero coupon securities as described under "Bond Portfolio - Zero Coupon Securities".

U.S. GOVERNMENT SECURITIES. The Growth and Income Portfolio may invest in U.S. Government Securities as described under "Bond Portfolios - U.S. Government Securities".

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Growth and Income Portfolio may invest in variable and floating rate demand and master demand notes as described under "Bond Portfolios - Variable and Floating Rate Demand and Master Demand Notes".

TEMPORARY DEFENSIVE INVESTMENTS. At the time the Growth and Income Portfolio invests for temporary defensive purposes in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, or the issuer's parent corporation must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or, if no such ratings are available, the investment must be of comparable quality in the opinion of the Adviser.

WILMINGTON INTERNATIONAL EQUITY PORTFOLIO - ADDITIONAL INVESTMENT POLICIES

FORWARD FOREIGN EXCHANGE CONTRACTS. The International Equity Portfolio may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and its customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Portfolio may enter into forward foreign exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency. The Portfolio's custodian will place cash or readily marketable securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolio generally will not enter into forward contracts with a term of greater than one year. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

While the Portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks and, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or may expose the Portfolio to risk of foreign exchange loss.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The International Equity Portfolio may purchase interest rate futures contracts and options thereon as described under "Bond Portfolios - Interest Rate Futures Contracts and Options Thereon".

OPTIONS ON CURRENCIES. The International Equity Portfolio will purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Portfolio will be covered, which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

OPTIONS ON SECURITIES. The International Equity Portfolio may purchase options on securities as described under "Bond Portfolios - Options on Securities".

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL ORGANIZATIONS. The International Equity Portfolio may purchase securities of foreign governments as described under "Bond Portfolios - Securities of Foreign Governments and Supranational Organizations". The International Equity Portfolio can also invest in such obligations denominated in foreign currencies.

STOCK INDEX FUTURES CONTRACTS. The Portfolios may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss in that amount. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract. A Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Portfolio's net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

Each Portfolio intends to utilize stock index futures contracts only for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices and, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect the Portfolio against an increase in prices of stocks which the Portfolio intends to purchase. If a Portfolio is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Portfolio could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Portfolio then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Portfolio will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchases. The Portfolios also may buy or sell stock index futures contracts to close out existing futures positions.

STOCK INDEX OPTIONS. The Portfolios may purchase and write put and call options on stock indexes listed on national securities exchanges for the purpose of hedging their portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's
100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil & Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are similar to options on stock, except that: (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly; and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed index multiplier. Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

                           ADDITIONAL RISK DISCLOSURE

The following additional risk disclosures apply to the Portfolios. The New York Tax Free Money Market Portfolio and the New York Tax Free Bond Portfolio are subject to additional risks as provided in Appendix B.

FOREIGN SECURITIES. (International Equity Portfolio and Growth and Income Portfolio) Investment in securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments that an investor would not encounter investing in equity securities issued by U.S. domestic companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic common stocks. In addition, foreign securities markets are generally not as developed or efficient as those in the United States. There is generally less government supervision and regulation of foreign securities exchanges, brokers and companies than in the United States. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in United States Dollars, is influenced by the returns on the currencies in which the securities are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. Dollar generally rises against foreign currencies, the value of foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. Dollar generally declines, the value of foreign securities will be enhanced. Further, brokerage costs in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs.

Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales of foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have a negative effect on the economies and securities markets of certain emerging market countries.

FUTURES TRANSACTIONS. Transactions by the Portfolios in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Portfolio's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Portfolio incurring larger losses than would otherwise be the case.

REPURCHASE AGREEMENTS. Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Bankruptcy Code permit the Funds to exercise a contractual right to liquidate the undely8ing securities. However, if the seller is a stockbroker or other entity not afforded protection under the Bankruptcy Code, an agency having jurisdiction over the insolvent entity must determine that a Portfolio does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Portfolio might incur a loss if the value of the underlying securities declines. A Portfolio may also incur disposition costs in connection with the liquidation of the securities. While the Adviser acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and monitoring procedures.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or
(ii) more than 50% of the outstanding shares of a Portfolio.

Except as otherwise noted, each Portfolio may not:

(1) purchase securities on margin or purchase real estate or interests therein, commodities or commodity contracts (except that the International Equity, Growth and Income and Corporate

Bond Portfolios may purchase and make margin payments in connection with financial futures contracts and related options);

(2) with respect to 75% of its total assets (taken at market value), purchase a security if as a result (i) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (ii) the Portfolio would own more than 10% of the outstanding voting securities of such issuer.

(3) engage in the underwriting of securities of other issuers, except to the extent that each Portfolio may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

(4) effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

(5) borrow money, except that each Portfolio may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of each Fund's total assets taken at market value;

(6) invest for the purpose of exercising control over management of any company;

(7) invest more than 10% of its total assets in the securities of other investment companies, provided that this restriction does not apply to a Portfolio's investment in its corresponding Master Series;

(8) invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value of the respective Portfolio's total assets would be so invested;

(9) have dealings on behalf of the Portfolios with Officers and Trustees of the Trust, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Portfolios;

(10) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio investments in that industry would exceed 25% of the current value of the Portfolio's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities and in the case of the Portfolio, investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users); (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

(11) make loans, except that each Portfolio may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of a Portfolio's total assets.

In addition, the Corporate Bond Portfolio, the New York Tax Free Bond Portfolio and the New York Tax Free Money Market Portfolio may not purchase equity securities or other securities convertible into equity securities.

Furthermore, the New York Tax Free Bond Portfolio and the New York Tax Free Money Market Portfolio may not invest less than 80% of its net assets in New York Obligations except when, in the opinion of the Adviser, it is advisable for the Portfolio to invest temporarily up to 100% of its total assets in taxable securities to maintain a defensive posture because of unusual market conditions. For instance, a defensive posture is warranted when the Portfolio's assets exceed the available amount of municipal obligations that meet the Portfolio's investment objective and policies.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Portfolios, in the securities rating of the investment, or any other later change.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the Portfolios' activities and reviews contractual arrangements with the Portfolios' service providers. The Trustees and officers are listed below. Persons named as officers may serve in a similar capacity for WT Investment Trust I and WT Mutual Fund . An asterisk (*) indicates those Trustees who are "interested" persons as that term is defined in the 1940 Act.

                                         POSITION(S)
NAME, ADDRESS AND                        HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE
DATE OF BIRTH                            TRUST            YEARS
---------------------------------------  ---------------  --------------------------------------------------------------
Robert J. Christian*                      Trustee,        Mr. Christian has been Chief Investment Officer of
Rodney Square North                       President       Wilmington Trust Company since February 1996 and a Director
1100 N. Market Street                                     of Rodney Square Management Corporation since 1996. He was
Wilmington, DE 19890                                      Chairman and Director of PNC Equity Advisors Company, and
Date of Birth: 2/49                                       President and Chief Investment Officer of PNC Asset
                                                          Management Group Inc. from 1994 to 1996. He was Chief
                                                          Investment Officer of PNC Bank from 1992 to 1996 and a
                                                          Director of Provident Capital Management from 1993 to 1996

Each Trustee (other than Mr. Christian) also serves as a member of the Trust's Nominating Committee and Audit Committee. The function of the Nominating Committee is to select and nominate all candidates who are not interested persons of the Trust for election to the Trust's Board. The function of the Audit Committee is to review the financial statements of the Portfolios, the adequacy of internal controls and the accounting procedures of the Portfolios.

Each Trustee (other than Mr. Christian) is entitled to receive from the Fund an annual fee of $_______________________ and a fee for attending each regular and special meeting of the Board ($________________), and each committee meeting ($____________________). The Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

                                 CODE OF ETHICS

The Trust, WT Investment Trust I the Adviser and Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Among other provisions, such codes require investment personnel and certain other employees to pre-clear securities transactions that are subject to the code of ethics, to file reports or duplicate confirmations regarding personal securities transactions and to refrain from engaging in short-term trading of a security and transactions of a security within seven days of a Series' portfolio transaction involving the same security. Directors/trustees, officers and employees of the Trust, WT Investment Trust I, Adviser and Sub-adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of the date of this SAI, no shareholder owned more than 25% of a Portfolio's shares and no shareholder owned more than 5% of a Portfolio's shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION

Rodney Square Management Corporation (the "Adviser") serves as the investment adviser to the each of the Portfolios. The Adviser is a Delaware corporation organized on September 17, 1981 and is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. The Adviser may occasionally consult, on an informal basis, with personnel of WTC's investment departments. Several affiliates of the Adviser are also engaged in the investment advisory business.

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Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of WTC, are registered investment advisers. In addition, Wilmington Brokerage Services Company is a registered broker-dealer.

As compensation for its advisory services, the Adviser is paid a monthly fee by each Portfolio at the following annual rates:

CORPORATE BOND PORTFOLIO AND GROWTH AND INCOME PORTFOLIO: 0.550% of each Portfolio's average daily net assets up to $400 million; 0.505% of each Portfolio's average daily net assets in excess of $400 million but not exceeding $800 million; 0.460% of each Portfolio's average daily net assets in excess of $800 million but not exceeding $1.2 billion; 0.415% of each Portfolio's average daily net assets in excess of $1.2 billion but not exceeding $1.6 billion; 0.370% of each Portfolio's average daily net assets in excess of $1.6 billion but not exceeding $2 billion; and 0.315% of each Portfolio's average daily net assets in excess of $2 billion.

NEW YORK TAX FREE BOND PORTFOLIO: 0.450% of the Portfolio's average daily net assets up to $300 million; 0.420% of the Portfolio's average daily net assets in excess of $300 million but not exceeding $600 million; 0.385% of the Portfolio's average daily net assets in excess of $600 million but not exceeding $1 billion; 0.350% of the Portfolio's average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.315% of the Portfolio's average daily net assets in excess of $1.5 billion but not exceeding $2 billion; 0.280% of the Portfolio's average daily net assets in excess of $2 billion.

INTERNATIONAL EQUITY PORTFOLIO: 0.90% of the Portfolio's average daily net assets.

NEW YORK TAX FREE MONEY MARKET PORTFOLIO: 0.350% of the Portfolio's average daily net assets not exceeding $500 million; 0.315% of the Portfolio's average daily net assets in excess of $500 million but not exceeding $1 billion; 0.280% of the Portfolio's average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.245% of the Portfolio's average daily net assets in excess of $1.5 billion.

ADVISORY SERVICES. Under the terms of advisory agreement, the Adviser agrees to: (a) direct the investments of each Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Portfolio, securities and other investments consistent with the Portfolio's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Portfolio; (d) pay the salaries of all personnel of the Portfolio and the adviser performing services relating to research, statistical and investment activities on behalf of the Portfolio; (e) make available and provide such information as the Portfolio and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Adviser may at any time or times, upon approval by the

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Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the Adviser delegates any or all of its duties as listed.

The agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The agreement continues in effect for two years and then from year to year so long as continuance of the agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. The agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by the Adviser. The agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

The salaries of any officers and the interested Trustees of the Trust who are affiliated with the Adviser and the salaries of all personnel of the Adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the adviser.

DELAWARE INTERNATIONAL. The Adviser has retained Delaware International Advisers LTD. to act as sub- adviser (the "Sub-Adviser") to the International Equity Portfolio. The Sub-Adviser's principal offices are located at Third Floor, 80 Cheapside, London, England EC2V 6EE. The Sub-Adviser is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., a Delaware corporation (DMH), with principal offices at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. DMH and its subsidiaries (collectively, "Delaware Investments") trace their origins to an investment counseling firm founded in 1929. The Sub-Adviser was formed in 1990 and provides investment advisory services primarily to institutional accounts and mutual funds in the global and international equity and fixed income markets. As of December 31, 2000, the Sub-Adviser managed approximately $14.3 billion in global and foreign stock and bond portfolios for separate account and investment company clients. As of that date, advisers affiliated within Delaware Investments had total assets under management of approximately $42.5 billion, including assets managed by Delaware International.

DMH is an indirect, wholly-owned subsidiary of Lincoln National Corporation (Lincoln National). Lincoln National, a publicly held company with headquarters in Philadelphia, Pennsylvania is a financial services holding company. Its wealth accumulation and protection businesses provide annuities, life insurance, 401(k) plans, life-health reinsurance, institutional investment management and mutual funds.

SUB-ADVISORY AGREEMENTS. For services furnished pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly portfolio management fee at an annual rate of 0.55% of the International Equity Portfolio's average daily net assets under the sub-adviser's management.

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The Sub-Advisory Agreement provides that the Sub-Adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Portfolio's portfolio transactions), subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Portfolio's investment objective, policies and restrictions and the instructions of the Board of Trustees and the Adviser.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreement continues in effect for two years and then from year to year so long as continuance of the Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and
(ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. The Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by the Adviser or the Sub-Adviser. The Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Trust and WT Investment Trust
I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust and WT Investment Trust I. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolios. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its Portfolios, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young LLP, serves as the independent auditor to the Trust and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust and WT Investment Trust I.

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CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE
19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

PFPC Distributors, Inc. ("PFPC Distributors"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Portfolios' shares pursuant to Distribution Agreements with the Trust for its shares. Pursuant to the terms of the Distribution Agreement, PFPC Distributors is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, PFPC Distributors agrees to use all reasonable efforts to secure purchasers for Investor Class and Class B shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor Class and Class B shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). PFPC Distributors receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional class shares.

The Distribution Agreements provide that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreements became effective as of August 16, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to PFPC Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to a Portfolio. PFPC Distributors will be compensated for distribution services according to the 12b-1 Plans, regardless of PFPC Distributors' expenses. The 12b-1 Plans provide that PFPC Distributors will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders.

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The Investor Class 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Class shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The 12b-1 Plan for the Class B shares provides that payment shall be made for any month only to the extent that such payment does not exceed
(i) 0.35% on an annualized basis of the Investor Class shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees.

Under the 12b-1 Plans, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its shares, such payments are deemed authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

SERVICE ORGANIZATIONS

PFPC Distributors also contracts with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") on behalf of the Portfolios to provide certain administrative services for the Portfolio at a fee of up to an annual rate of 0.35% for Investor Class shares and 0.50% for Class B shares. Services provided by Service Organizations may include among other things; providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving of funds in connection with shareholder orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from a Portfolio to its shareholders; and providing such other services as each Portfolio or shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by each Portfolio or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by a Portfolio. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Any customer of a Service Organization may become the shareholder of record upon written request to its Service Organization or the Portfolio's Transfer Agent. Each Service Organization will receive monthly payments which in some cases may be based upon expenses that the

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Service Organization has incurred in the performance of its services under the Servicing Agreement.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser and the Sub-Adviser place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the Adviser and Sub-Adviser in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold;
(ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The Adviser and the Sub-Adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series.

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

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The Trust issues three separate classes of shares: Institutional shares
(Wilmington International Equity Portfolio); Investor shares (Wilmington New York Tax-Free Money Market Portfolio, Wilmington Growth and Income Portfolio, Wilmington Corporate Bond Portfolio, Wilmington International Equity Portfolio and Wilmington New York Tax-Free Bond Portfolio); and Class B shares (Wilmington Growth and Income Portfolio, Wilmington Corporate Bond Portfolio and Wilmington New York Tax-Free Bond Portfolio). THE TRUST IS CURRENTLY NOT OFFERING CLASS B SHARES. Each share has a par value of $.01 per share. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor and Class B shares bear Rule 12b-1 distribution expenses, and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid. The net income attributable to and dividends payable on Investor shares and Class B shares will be reduced by the amount of the distribution fees; accordingly, the net asset value of the Investor and Class B shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class takes separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly,

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quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 2:00 p.m. Eastern Time for the New York Tax Free Money Market Portfolio, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the check writing option to redeem shares of the Money Market Portfolio by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. The Portfolio and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the

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Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for WTC trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust Company ("WTC") who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Portfolios will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the

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SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The Money Market Portfolio's securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, the Board of Trustees has established procedures delegating to the Adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Portfolio's holdings to determine whether the Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should the Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if the Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the

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Exchange (currently 4:00 p.m., Eastern Time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Equity Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolio are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

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

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Portfolios' net investment income and distributions of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Equity Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in the case of the International Equity Portfolio, net gains from certain foreign currency transactions) and must meet several additional requirements. For each Portfolio, these requirements include the following:
(1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that

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

year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET PORTFOLIO: Distributions from the Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because the Portfolio's net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including

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

any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

NEW YORK TAX-FREE BOND PORTFOLIO: The Portfolio will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT") (see below). The aggregate dividends excludable from the shareholders' gross income may not exceed a Portfolio's net tax-exempt income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their adjusted gross income (including income from tax-exempt sources such as the New York Tax-Exempt and Corporate Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The New York Tax Free Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The New York Tax-Free Bond Portfolio will inform shareholders within 60 days after its fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

CORPORATE BOND PORTFOLIO: Interest and dividends received by the Corporate Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio other than the International Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

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

If more than 50% of the value of the International Equity Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The International Equity Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the International Equity Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

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

The International Equity Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Multi-Manager Portfolio attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio

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

actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" --generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

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The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIO:

         A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                     Effective yield = [(Base Period Return + 1) 365/7] - 1.

         C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the New York Tax Free Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE


FEDERAL MARGINAL
INCOME TAX
BRACKET                            TAX-EQUIVALENT YIELDS BASED ON TAX-EXEMPT YIELDS OF:
-----------                        ----------------------------------------------------
                             2%          3%         4%          5%          6%         7%          8%
                             --          --         --          --          --         --          --
          28%                2.8        4.2         5.6         6.9        8.3         9.7        11.1
          31%                2.9        4.3         5.8         7.2        8.7        10.1        11.6
          36%                3.1        4.7         6.3         7.8        9.4        10.9        12.5
         39.6%               3.3        5.0         6.6         8.3        9.9        11.6        13.2


ALL PORTFOLIOS:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                            T = (ERV/P)1/n - 1


              Where:       P = a hypothetical initial investment of $1,000


                           T = average annual total return


                           n = number of years


                           ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:


                          YIELD = 2[((A-B)/CD + 1)6-1]

         where:

                  a =  dividends and interest earned during the period;
                  b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                  d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, the Money Market Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC U.S. Government and Agency Index or the IBC Stockbroker and general purpose funds. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of or selections from, editorials or articles about the Portfolio. Sources for performance information and articles about a Portfolio may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated "AAA" are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   APPENDIX B

     RISK FACTORS APPLICABLE TO THE NEW YORK TAX FREE MONEY MARKET
       PORTFOLIO AND THE NEW YORK TAX EXEMPT BOND PORTFOLIO:

The liquidity of the Portfolio may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for short-term Municipal Obligations. The limited marketability of short-term tax-exempt Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. Nonetheless, the adviser has determined that there is a sufficient market to invest in short-term tax-exempt Municipal Obligations.

In general, tax-exempt Municipal Obligations are subject to credit risks such as the loss of credit ratings or possible default. Recent changes in the Federal income tax law as a result of the Tax Reform Act of 1986 may affect the value and availability of Municipal Obligations and New York Municipal Obligations.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Portfolio, making it more difficult for the Portfolio to maintain a stable net asset value per share.

Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio), have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.

The ability of the Portfolio to meet its objective is affected by the ability of issuers to meet their payment obligations. There are additional risks associated with an investment which concentrates in issues of one state. Since the Portfolio invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City (also referred to as the "City") and New York State (also referred to as the "State"). In particular, the ability of the State and the City to finance independently have been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issues if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years.

The following information as to certain New York risk factors is given to investors in view of the Portfolio's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

Since the Portfolio invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently has been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issuers if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years. The ability of the Portfolio to meet its objective is affected by the ability of issuers to meet their payment obligations. A default by an issuer of an obligation held by the Portfolio could result in a substantial loss of principal with respect to that obligation and a potential decline in the Portfolio's net asset value.

The Portfolio is permitted to invest up to 25% of the value of its total assets in the securities of any one issuer without adhering to the 5% issuer limitation described under Investment Restrictions. To the extent that the Portfolio invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to the Portfolio.

The State's fiscal year begins on April 1st and ends on March 31st. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; on May 5, 2000, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 2000-01 fiscal year, the State enacted appropriations that permitted the State to continue its operations.

Following enactment of the 2000-01 budget, the State prepared a Financial Plan for the 2000-01 fiscal year (the 2000-01 Financial Plan) that sets forth projected receipts and disbursements based on the actions taken by the Legislature. On January 16, 2001, the State released the Third Quarterly Update to the 2000-01 Financial Plan (the Update). For fiscal year 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, were estimated at $38.92 billion ($39.90 billion as of the Update), an increase of $1.75 billion or

4.72% over 1999-2000. Projected spending under the 2000-01 enacted budget was $992 million above the Governor's Executive Budget recommendations.

The 2000-01 Financial Plan projected closing balances in the General Fund and other reserves of $3.2 billion, with $1.14 billion projected for the General Fund as of the Update.

Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the Power for Jobs energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

Many complex political, social and economic forces influence the State's economy and finances, which in turn may affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan also is based upon forecasts of national and State economic activity. Economic forecasts frequently have failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget (the "DOB") believes that its projections of receipts and disbursements relating to State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the State's Annual Information Statement and any updates and summarized below, and those projections may be changed materially and adversely from time to time. See the section entitled Special Considerations below for a discussion of risks and uncertainties faced by the State.

2000-01 STATE FINANCIAL PLAN

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

GENERAL FUND

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected

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

to account for approximately 46.6% of All Governmental Funds disbursements and 67.8% of total State Funds disbursements. General Fund moneys also are transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $39.29 billion, an increase of $2.12 billion over 1999-2000.

The State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001 with the release of the 2001-02 Executive Budget. The DOB now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by DOB results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the July 31, 2000 update (the Mid-Year Update). The DOB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year.

The Governor has recommended that the entire $1.36 billion surplus be used to increase reserves. At the close of the current fiscal year, the DOB proposes to deposit $80 million from the surplus into the State's Tax Stabilization Reserve Fund ("TSRF") (the sixth consecutive annual deposit). In the 2001-02 Executive Budget, the Governor is proposing to use the remaining $1.28 billion from the projected 2000-01 surplus to help guard against the impact of a national economic downturn and ensure that previous tax reduction commitments proceed on schedule.

Through the first nine months of 2000-01, General Fund receipts, including transfers from other funds, totaled $32.54 billion. General Fund disbursements, including transfers to other funds, totaled $27.23 billion. The updated 2000-01 Financial Plan projections incorporate these results.

Projected General Fund Receipts - Total General Fund receipts and transfers in 2000-01 are projected to be $39.72 billion ($40.12 billion as of the Update), an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in 2000-01, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the School Tax Relief ("STAR") fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income

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tax receipts is roughly $1.3 billion, an increase of almost 5%.

This growth is largely a function of two factors: (i) the 9% growth in income tax liability projected for tax year 2000; and (ii) the impact of the 1999 tax year settlement recorded early in the 2000-01 fiscal year.

The most significant statutory changes made this fiscal year provide for an increase, phased-in over two years, in the earned income tax credit from 25% to 30% of the Federal credit.

User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million below reported collections in the prior year.

The sales tax and cigarette tax components of this category account for virtually all of the 2000-01 decline. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 4.5%. Modest decreases in motor fuel and alcoholic beverage taxes over 1999-2000 levels also are expected. However, receipts from auto rental taxes are estimated to increase modestly.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes.

Total business tax collections in 2000-01 are now projected to be $4.23 billion, $332 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year impact of a scheduled corporation franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25% to 2.5%, the continuation of the Power for Jobs program, and the use of tax credits for investments in certified capital companies.

Other taxes include the estate and gift tax, the real property gains tax and pari-mutual taxes. Taxes in this category are now projected to total $766 million, $341 million below last year's amount. The primary factors accounting for most of the expected decline are legislation enacted previously that repealed both the real property gains tax and the gift tax and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutual tax.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor Federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.34 billion, down $309

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million from the prior year amount. This reflects the loss of non-recurring receipts received in 1999- 2000 and the phase-out of the medical provider assessments completed in January 2000.

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to Local Government Assistance Corporation (LGAC).

Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by approximately $74 million, while transfers from all other funds are expected to decrease by $34 million.

Projected General Fund Disbursements - General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated in the Mid-Year Update to be at $39.29 billion in 2000-01 ($1.14 billion as of the Update), an increase of $370 million over the Financial Plan enacted in May 2000. The entire net increase in disbursements reflects the cost of labor agreements ratified by State employee unions and approved by the State Legislature.

Following the pattern of the last three fiscal years, education programs receive the largest share of new funding contained in the 2000-01 Financial Plan. School aid is expected to grow by $850 million or 8.0% over 1999-2000 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($801 million increase) and general State charges ($104 million).

The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 (HCRA 2000) that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The largest areas of spending in this category are for aid to elementary and secondary schools (43%) and for the State's share of Medicaid payments to providers (21%). Grants to Local Governments are projected in the Update to be at $26.86 billion.

Under the 2000-01 enacted budget, General Fund spending on school aid is projected at $11.47 billion on a State fiscal year basis, an increase of $850 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. For all other educational programs, disbursements are projected to grow by $376 million to $3.23 billion.

Spending for Medicaid in 2000-01 is projected to total $5.59 billion, an increase of 4% from 1999-2000. Welfare spending is projected at $1.20 billion, a decrease of $77 million from the prior year. Disbursements for all other health and social welfare programs are projected to total $1.93 billion, an increase of $262 million.

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The remaining disbursements primarily support community-based mental hygiene programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments is projected at $923 million.

State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University of New York (SUNY). Spending in State operations is projected in the Mid-Year Update to be $7.40 billion, an increase of $801 million over the prior year. The growth reflects $324 million for new labor contracts, offset by $30 million in savings from efficiencies in agency operations, a $38 million reduction in one-time receipts from the SUNY, and a $56 million decrease in Federal grants from the Department of Correctional Services. The State's overall workforce is expected to remain stable at around 195,000 employees.

General State charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. General State charges also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

Disbursements in this category are estimated at $2.19 billion, an increase of $104 million from the prior year. The change primarily reflects higher health insurance rates in calendar year 2000, primarily to cover the increasing cost of providing prescription drug benefits for State employees. The 2000-01 spending estimate continues to assume the $250 million in offset funds related to the dissolution of the Medical Malpractice Insurance Association, which is the last year these funds are expected to be available.

This category accounts for debt service on short-term obligations of the State, i.e., the interest costs of the State's commercial paper program. The commercial paper program is expected to have a maximum of $45 million outstanding during 2000-01, as this program is being replaced with additional variable rate general obligation bonds. The majority of the State's debt service is for long-term bonds, and is shown in the Financial Plan as a transfer to the General Debt Service Fund.

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

Long-term debt service transfers are projected at $2.26 billion in 2000-01, an increase of $18 million from 1999-2000. The increase reflects debt service costs from prior-year bond sales (net of refunding savings) and certain sales planned to occur during the 2000-01 fiscal year to support new capital spending, primarily for economic development, the environment and education.

Transfers for capital projects provide General Fund support for projects that are not financed with bond proceeds, dedicated taxes, other revenues, or Federal grants. Transfers in this category

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are projected to total $234 million in 2000-01, an increase of $23 million from the prior year. All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $294 million in 2000-01, a decline of $94 million from 1999-2000.

The DRRF is assumed by the DOB to be reclassified from the General Fund to the Capital Projects fund type in 2000-01. The 2000-01 Financial Plan reflects the deposit of an additional $250 million in General Fund receipts to DRRF in 2000-01, as well as $250 million in one-time resources from the State's share of tobacco settlement proceeds.

General Fund Closing Balance - The DOB projects a closing balance of $1.14 billion in the General Fund for 2000-01. The balance is comprised of $627 million in the TSRF (for unanticipated budget shortfalls), $150 million in the Contingency Reserve Fund (CRF) (for litigation risks), $338 million in the Community Projects Fund (CPF) (for legislative initiatives) and $29 million in the Universal Pre-Kindergarten Fund.

In addition to the General Fund closing balance of $1.14 billion, the State will have a projected $1.85 billion in the tax refund reserve account at the end of 2000-01. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $1.85 billion is comprised of $1.28 billion from the 2000-01 surplus, $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, and $49 million in other funds designated to pay other tax refunds.

The closing fund balance also excludes $1.2 billion in the STAR (for future STAR payments) and $250 million in the DRRF (for 2001-02 debt reduction).

2001-02 STATE FINANCIAL PLAN

The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-01 through 2003-04 fiscal years, a detailed economic forecast and a proposed Capital Program and Financing Plan for the 200 1 -02 through 2005-06 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. At this time, the DOB does not anticipate any material revisions to the Financial Plan recommended by the Governor on January 16, 2001.

The 2001-02 Financial Plan based on the Executive Budget projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion (5.8%) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6% to $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from All Governmental Funds is expected to grow by 5.3%, increasing by $4.19 billion to $83.62 billion.

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There can be no assurance that the Legislature will enact into law the
Governor's Executive Budget or that the State's adopted budget projections will not differ materially and adversely from these projections.

GENERAL FUND

Projected General Fund Receipts - The 2001-02 Financial Plan projects General Fund receipts, including transfers from other funds, of $42.46 billion, an increase of $2.34 billion over 2000-01. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5.1% during 2001-02.

Personal Income Tax collections for 2001-02 are projected to reach $26.48 billion, an increase of $2.69 billion (11.3%) over 2000-01. The growth is due in part to an estimated increase in income tax liability of 10.8% in 2000 and 5.1% in 2001. The large increase in liability in recent years has been supported by the continued surge in taxable income attributable to the growth in equity markets and wages associated with Wall Street bonuses. The large income gains from stock market performance are expected to moderate substantially in 2001.

User tax and fee receipts in 2001-02 are projected at $7.44 billion, an increase of $20 million over 2000-01. Growth is affected by the incremental impact of approximately $140 million in enacted tax reductions, and the diversion of remaining motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 2.5%.

Total business taxes are projected at $4.17 billion in 2001-02, a decrease of $292 million from 2000-01. Receipts from the corporation franchise tax, which is the largest source of business tax receipts, are projected to decline by $161 million in 2001-02, mainly as the result of enacted tax reductions. Receipts are also expected to decline for the petroleum business tax ($88 million), bank tax ($46 million), and insurance tax ($27 million).

Receipts from all other taxes, which include receipts from estate and gift levies, pari-mutuel taxes, and other minor sources, are projected to total $771 million in 2001-02, a decrease of $10 million from 2000-01.

Miscellaneous receipts are projected to total $1.43 billion in 2001- 02, a decrease of $71 million from the current year, largely as a result of a reduction in investment income

Projected General Fund Disbursements - The State projects General Fund disbursements of $41.34 billion in 2001-02, an increase of $1.45 billion (3.6%) over the revised projections for 2000-01. The growth in spending occurs throughout the Financial Plan, with the largest increase for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in

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local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education (6%), mental hygiene (6%), welfare assistance (4%), and children and families services (3%) represent the next largest areas of local aid.

Spending in local assistance is estimated at $27.77 billion in 2001- 02, an increase of $914 million (3.4%) from the current fiscal year. The growth is comprised primarily of increases for school aid, Medicaid, health, and mental health, offset by decreases in welfare and the elimination of stock transfer incentive aid payments to New York City.

General Fund spending for school aid is projected at $12.13 billion in 2001-02 (on a State: fiscal year basis) an increase of $612 million (5.3%). This increase, which on a school year basis is $382 million, will fund formula-based and categorical aid programs, as well as the tail of aid payable for the 2000-01 school year. The Executive Budget also recommends changes to expand the amount of flexible operating aid provided to schools across the State and to target new State resources to the highest-need school districts.

Medicaid spending is estimated at $6.08 billion in 2001-02, an increase of $391 million (6.9%) from 2000-01. Underlying spending growth is projected at $670 million, but is moderated by $131 million in savings from proposed updates to the nursing home reimbursement methodology and about $150 million in additional Federal aid.

Spending on welfare is projected at $1.01 billion, a decrease of $245 million (19.5%) from 2000-01. This projected decrease is largely attributable to continued declines in welfare caseload and increased Federal funding in such areas as the Earned Income Tax Credit and the Child and Dependent Care Credit that lowers State costs. Welfare caseload is projected at about 743,000 recipients in 2001-02, down 36,000 from 2000-01.

Local assistance spending for Children and Families Services is projected at $881 million in 2001-02, up $43 million (5.1%) from 2000-01. The increase in General Fund spending includes added costs for the proposed child welfare financing reforms as well as an expansion in the Advantage After-School program funding.

Mental hygiene programs are expected to grow by $128 million (8.6%) to almost $1.62 billion in 2001-02. The additional funding is for the New York State CARES program ($47 million), the Community Reinvestment program ($20 million), and other program enhancements, including inflationary increases and the annualization of prior-year initiatives ($38 million).

Local assistance spending for health programs is projected at $602 million, up $110 million (22.4%) from 2000-01. This increase is primarily due to enhancements in the EPIC prescription drug program ($75 million), response to the West Nile Virus outbreak ($22 million), and State support for the Roswell Park Cancer Institute ($30 million), partially offset by lower spending of $32 million for one-time legislative initiatives.

Spending for all other local assistance programs is projected to total $5.45 billion in 2001-02, a decrease of $124 million (2.2%) from 2000-01. This estimate includes higher State support for

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tuition assistance ($35 million), children with special educational needs
($28 million), county administration of welfare and Medicaid programs ($14 million), and the City University of New York (CUNY) ($14 million). These increases are more than offset by the recommended elimination of spending identified by the Legislature as one-time initiatives in the 2000-01 Financial Plan, a reestimate of costs for reimbursing local governments for housing State-ready inmates in local jails ($40 million), and the proposed elimination of stock transfer incentive aid payments to New York City ($114 million).

State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending is projected at $7.90 billion, an increase of $274 million, or 3.6% above 2000-01.

The growth in State Operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($195 million), funding for technology initiatives ($43 million), health and mental hygiene programs ($75 million), and a recommended change in the accounting treatment of State university hospital revenues that directly finance hospital operations ($100 million). Under the proposal, hospital revenues that currently offset State Operations expenditures would pay for hospital fringe benefits costs currently charged to the General Fund; SUNY hospital revenue and spending will now be accounted for in the special revenue funds.

The State's overall workforce is projected at 194,500 persons by the end of 2001-02, down about 500 from the end of 2000-01.

General State Charges ("GSCs") account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of- taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

Total spending for GSCs is projected to grow by $7 million (0.3%) to $2.59 billion in 200 1-02. The State expects health insurance rates in calendar year 2001 to grow by 11% ($138 million), primarily to cover the increasing cost of prescription drug, hospitalization and physician benefits for State employees. Modest increases are projected for other fringe benefits, including social security, workers' compensation, and dental insurance, but are offset by reduced payments for retirement incentives ($72 million) and the accounting of State university hospital fringe benefit costs ($100 million) discussed above.

Transfers in support of debt service in 2001-02 are projected at $2.29 billion, a $70 million (3.2%) increase over 2000-01. This increase is primarily due to bonding to support SUNY, CUNY, public protection, environmental and economic development purposes, offset by the projected savings generated from the use of the DRRF to defease high cost debt and from the new revenue bond proposal (which is discussed in more detail in Debt and Other Financing Activities below).

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Transfers in support of capital projects in 2001-02 are projected at $340 million, an increase of $105 million (44.7%) over 2000-01. The higher budgeted amount includes $69 million to the new Remedial Program Transfer Fund for hazardous waste remediation and $16 million for improvements to the Court of Appeals Building and the Justice Building in Albany.

All other transfers are projected to increase by $79 million in 2001- 02. Of this amount, $69 million represents the State's subsidy for SUNY hospitals. All other transfers increase by $10 million primarily as a result of the State's subsidy to the Court Facilities Incentive Aid Fund, which grows from $45 million in 2000-01 to $81 million in 2001-02 to support Judiciary capital projects. This latter increase is offset by the elimination of one-time transfers in 2000-01 to the State University Stabilization Fund ($17 million), and to the Miscellaneous Special Revenue Fund ($19 million) to pay for year 2000 computer compliance.

NON-RECURRING RESOURCES

The DOB estimates that the 2000-01 State Financial Plan contains new actions that provide non-recurring resources or savings totaling approximately $36 million, excluding use of the 1999-2000 surplus. DOB reports that the 2001-02 Financial Plan budgets $146 million in one-time resources, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs. The remaining amounts are comprised of a payment from DASNY to the State ($28 million), and fund sweeps and transfers to the General Fund ($21 million) that periodically occur.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the DOB indicates that the State will have a 2001- 02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent State budgets. This estimate includes projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves. In recent years, the State has closed projected budget gaps which DOB estimates have ranged from $5 billion to less than $1 billion.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of Federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance.

The 2002-03 and 2003-04 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest, dividend and business income are expected to grow at rates consistent with the average growth in these components in recent years.

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It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors, including the rapid growth in the stock market noted above. The outyear projections anticipate a substantial moderation in the special factors that have produced the rapid receipts growth of recent years. Specifically, based on information from Wall Street analysts and an examination of relevant economic indicators, the outyear projections assume only small increases in financial sector business.

From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include unspecified spending efficiencies or count on the use of any of the $1.3 billion in reserves the Governor is proposing to set aside for economic uncertainties.

If the projected budget gap for 2002-03 is closed with recurring actions, the 2003-04 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which the DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 and 1999-2000).

The DOB estimates that General Fund receipts will total $41.13 billion in 2002-03 and $42.37 billion in 2003-04. The receipts forecast is based on the DOB's economic forecast, adjusted to incorporate the incremental impact of enacted and proposed tax reductions, prior refund reserve transactions, and the continued earmarking of receipts for dedicated highway purposes.

Personal income tax receipts are projected to increase to $25.26 billion in 2002-03 and $26.54 billion in 2003-04. The estimates are affected by the impact of expected refund reserve transactions, a reduction in the growth in underlying liability, and the estimated costs of the enacted STAR and proposed Co-STAR tax reduction plans.

Income tax growth in both fiscal years is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business income.

The DOB currently projects spending to grow by $2.46 billion (6.0%) in 2002-03 and $1.49 billion (3.4%) in 2003-04. Overall, General Fund spending increases at a higher rate in 2002-03 than in 2003-04 primarily because the Financial Plan does not include costs for new collective bargaining contracts after the current agreements expire by April 2003 and assumes the remaining balance in the CPF ($188 million) is spent by the end of 2002-03.

OTHER GOVERNMENTAL FUNDS


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In addition to the General Fund, the State Financial Plan includes Special
Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

All Governmental Funds spending is estimated at $77.53 billion in 2000-01, an increase of $4.17 billion or 5.7% above the prior year. When spending for the STAR tax relief program is excluded, spending growth is 4.6%. The spending growth is comprised of changes in the General Fund ($1.81 billion excluding transfers), Special Revenue Funds ($2.03 billion), Capital Projects Funds ($124 million) and Debt Service Funds ($206 million).

SPECIAL REVENUE FUNDS

Total disbursements in the 2000-01 Financial Plan for programs supported by Special Revenue Funds are projected at $33.25 billion, an increase of $2.03 billion or 6.5% over 1999-2000. Special Revenue Funds include Federal grants and State special revenue funds.

Federal grants are projected to comprise 69% of all Special Revenue Funds spending in 2000-01, comparable to prior years. Disbursements from Federal funds are estimated at $22.87 billion, an increase of $798 million or 3.6%. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2000-01, Medicaid spending is projected at $14.93 billion, an increase of $396 million over 1999-2000. The remaining growth in Federal funds is primarily for the Child Health Plus program, which is estimated at to increase by $86 million in 2000-01, as well as increased spending in various social service programs.

State special revenue spending is projected to be $10.38 billion, an increase of $1.23 billion or 13.5% from the last fiscal year. The spending reflects the next phase of the STAR program valued at $2.0 billion (up $785 million from 1999-2000), and $617 million in additional spending resulting from HCRA 2000. This growth is offset by decreased spending of $176 million due to the elimination of medical provider assessments on January 1, 2000.

In 2001-02, the DOB projects disbursements of $36.47 billion from special revenue funds derived from both State and Federal sources, an increase of $2.57 billion or 7.6% over 2000-01.

Disbursements from State special revenue funds are projected at $11.68 billion, an increase of $ 1.11 billion or 10.5% from 2000-01. Disbursements for STAR are projected to increase by $694 million from 2000-01, accounting for most of the year-to-year growth in State spending from special revenue funds. Disbursements from Federal special revenue funds, which account for approximately three-quarters of all special revenue spending, are estimated at $24.79 billion in 2001-02, an increase of $1.46 billion or 6.3% from 2000-01. The year-to-year growth in Federal special revenue fund spending is primarily supported by higher projected Federal payments for the Medicaid program, which is projected to grow by $962 million from 2000-01.

CAPITAL PROJECTS FUNDS

Spending from Capital Projects Funds in 2000-01 is projected at $4.35 billion, an increase of

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$124 million or 2.9% from last fiscal year. The increase is attributed to
$184 million for new capital projects, primarily for transportation, economic development, the environment and education and planned increases for school construction and economic development programs.

Disbursements from Capital Projects Funds in 2001-02 are estimated at $5.0 billion, or $627 million higher than 2000-01. The proposed spending plan includes: $2.9 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $822 million for environmental activities; $203 million for public protection; $426 million for education, including SUNY and CUNY; and $184 million for mental hygiene projects.

Capital spending in 2000-01 and 2001-02 is financed with a mix of pay-as-you-go and bonded resources. The portion of spending financed with pay-as-you-go resources increases from 57% in 2000-01 to 61% in 2001-02 and reflects the use of a portion of $750 million in deposits to the DRRF to pay cash for certain transportation projects.

DEBT SERVICE FUNDS

Spending from Debt Service Funds is estimated at $3.79 billion in 2000-01, up $206 million or 5.7% from 1999-2000. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $127 million of the year-to-year growth. Debt service for educational purposes, including State and City university programs financed through the Dormitory Authority of the State of New York (DASNY), will increase by $59 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2000-01 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion over the life of the defeased bonds. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

GAAP-BASIS FINANCIAL PLAN (2000-01)

State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September first of each year. The State bases its GAAP projections on the cash estimates in the Mid-Year Update and the actual results for 1999-2000 as reported by the State Comptroller on July 28, 2000.

The State ended 1999-2000 with an accumulated General Fund surplus of $3.93 billion, as measured by GAAP, marking the third consecutive fiscal year that has ended with an accumulated surplus. The State expects to close the 2000-01 Fiscal Year and the 2001-02 Fiscal Year with a positive GAAP balance of $1.93 billion in the General Fund. In 2000-01, the General Fund GAAP Financial Plan projects total revenues of $37.66 billion, total expenditures of $39.69 billion, and net other financing sources of $35 million. In 2001-02, projections show

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total revenues of $40.87 billion, total expenditures of $40.68 billion and net other financing uses of $190 million. At the end of 2001-02, the accumulated General Fund GAAP surplus is projected to be $1.9 billion.

SPECIAL CONSIDERATIONS

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's Financial Plan is also necessarily based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in Federal tax law, which could substantially alter the current receipts forecast.

The State's outyear projections may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State's actions during the fiscal year may be insufficient to preserve budgetary balance in either 2001-02 or in future fiscal years. Actual results for the fiscal year may also differ materially and adversely from the projections set forth in this Appendix.

There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components could result in significant reductions in projected income tax receipts.

Moreover, over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in Financial Plan forecasts. Merging and

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downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected.

An ongoing risk to the State Financial Plans arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $150 million in 2001-02 for such events, but assumes no significant Federal disallowance or other Federal actions that could affect State finances.

The Health Care Financing Administration ("HCFA") issued an interim rule in October 2000, that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit (UPL) methodology. Since that time, HCFA issued a final rule on January 12, 2001. The HCFA rule modifies how states are required to calculate their Medicaid UPL. It is anticipated that implementation of this rule would require New York State to phase-out most of its nursing home Intergovernmental Transfer ("IGT") payments over a five-year period beginning in State Fiscal Year 2002-03. Upon full implementation of the rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

Congress recently enacted legislation (the Balanced Budget Further Refinement
Act) which mitigates much of the negative impact of the rule through State Fiscal Year 2004-05 by increasing the cap on facility- specific Disproportionate Share Hospital Program ("DSH") payments to 175% for two years. It is currently expected that the net impact of the nursing home IGT phase-out and the increase in facility-specific DSH caps will result in a cumulative State Financial Plan savings of $135 million between State Fiscal Year 2002-03 and State Fiscal Year 2004-05. However, since the nursing home IGT phase-out commences in State Fiscal Year 2002-03 (one year before the DSH cap increases), the Financial Plan will lose $81 million in State Fiscal Year 2002- 03.

The DOB believes that its projections of receipts and disbursements relating to the current and proposed State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Update. In the past, the State has taken management actions to address potential financial plan shortfalls, and the DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against these risks, the State has projected reserves of $2.26 billion in 2001-02.

The State's Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from projections. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and may take similar actions should adverse variances occur in its projections for the current fiscal year.

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GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

1999-2000 Fiscal Year - The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million).

General Fund - The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.

The State reported an accumulated fund balance of $3.92 billion in the General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the DRRF to the General Fund.

General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.

General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.

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Net other financing sources in the General Fund increased $192 million
(45.9%) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.

SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUND TYPES

An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9%) as a result of increases in tax, Federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4%) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5%).

Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4%) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0%). Net other financing sources increased $113 million (36.1%) due primarily to increases in transfers from the General Fund.

An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7%) primarily because Federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3%) primarily because of increases capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6%).

1998-99 Fiscal Year - The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in Debt Service Funds ($209 million) and in Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).

1997-98 Fiscal Year - The State completed its 1997-98 fiscal year with a combined governmental funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset, in part, by an operating deficit of $43 million in Debt Service Funds.

CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

General Fund 1997-98 Through 1999-2000 - New York State's financial operations have

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improved during recent fiscal years. During its last eight fiscal years, the
State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

1999-2000 Fiscal Year - The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.51 billion. As in recent years, strong growth in receipts above forecasted accounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a General Fund closing balance of $1.17 billion, an increase of $275 million from the prior fiscal year. The balance was held in four accounts within the General Fund: TSRF, CRF the Debt Reduction Reserve Fund (DRRF) and CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6% from 1998-99 levels. General Fund disbursements and transfers to other funds totaled $37.17 billion for the 1999-2000 fiscal year, an increase of 1.6% from the prior fiscal year.

1998-99 Fiscal Year - The State ended its 1998-99 fiscal year on March 31, 1999, in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and securities industries.

The General Fund had a closing balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, in following a $39 million deposit in 1998-99. The CPF closed the fiscal year with a balance of $312 million. The General Fund closing balance did not include $2.31 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1999.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an annual increase of 6.2% over 1997-98. General Fund disbursements and transfers to other funds were $36.57 billion, an annual increase of 6.1%.

1997-98 Fiscal Year - The State ended its 1997-98 fiscal year in balance on a cash basis, with a

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General Fund cash surplus as reported by the DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

The General Fund closing balance was $638 million, an increase of $205 million from the prior fiscal year. The balance included $400 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991- 92) and an additional deposit of $68 million made from the 1997-98 surplus. (The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.)

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.67 billion, an increase of 4.9% from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $34.47 billion, an increase of 4.8%.

OTHER GOVERNMENTAL FUNDS (1997-98 THROUGH 1999-00)

Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation, the Metropolitan Transportation Authority (MTA) and other transit entities.

In the Special Revenue Funds, disbursements increased from $27.65 billion to $31.22 billion over the last three years, primarily as a result of increased costs for the Federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation purposes, new lottery games, and new fees for criminal justice programs.

Disbursements in the Capital Projects Funds increased over the three- year period from $3.57 billion to $4.22 billion, primarily for education, environment, public protection and transportation programs. The composition of this fund type's receipts also has changed as dedicated taxes, Federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the ongoing costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. Disbursements in this fund type increased from $3.09 billion to $3.59 billion over the three-year period.

THE NEW YORK ECONOMY

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New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The economic forecast of the State has also been modified from the Mid-Year Update to reflect changes in the national outlook. Continued growth is projected for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.8% in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and is projected to grow 4.6% in 2001 and 3.9% in 2002. Bonus payments are projected to grow 2.4% in 2001 and 3.6% in 2002, representing distinctly lower growth than the 19.4% rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than- anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate

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economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

ECONOMIC AND DEMOGRAPHIC TRENDS

In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

DEBT AND OTHER FINANCING ACTIVITIES

Financing activities of the State include general obligation debt and State-guaranteed debt, to

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which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 2000-01 fiscal year. Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01.

The proposed 2001-02 through 2005-06 Capital Program and Financing Plan was released with the 2001-02 Executive Budget on January 16, 2001. The proposed Plan projects capital spending of $4.96 billion in 2001-02. The capital spending is proposed to be financed with a mixture of authority bonds (33%), State and Federal pay-as-you go resources (32% and 29%, respectively), and general obligation bonds (6%). The Plan's projected levels of debt issuances and debt service costs for 2000-01, 2001-02, and the remaining four years of the Plan are projected to be well below the debt caps and limitations imposed by the Debt Reform Act of 2000. The Act, which applies to all new State-supported debt issued on and after April 1, 2000 imposed:

- A phased-in cap on new State-supported debt outstanding of 4% of personal income (the existing State-supported debt levels for 2000-01 are projected to be 5.7% of personal income).

- A phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts (the existing State-supported debt service costs are 5.2% ).

- A limit on the use of debt to capital works and purposes only and a limit on the maximum term of new State-supported debt to 30 years.

The Executive Budget also proposes a constitutional debt reform bill that would mandate the caps and limitations imposed by the Debt Reform Act, ban back door borrowing, authorize a

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limited amount of revenue debt, ensure that at least one-half of all new debt is approved by the voters, and authorize multiple general obligation bond act proposals. The earliest the constitutional debt reform bill could take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2004.

State-supported debt levels and debt service costs projected for 2000- 01, 2001-02, and the remaining years of the Plan reflect the use of $750 million in DRRF deposits. As planned, $500 million was used in 2000-01, of which $421 million was used to defease certain bonds issued by DASNY, Housing Finance Agency ("HFA"), and Environmental Facilities Corporation ("EFC"),where the debt service was paid by the State. The balance is expected to be used to pay for projects that are authorized to be financed with bonds. In the 2001-02 fiscal year, the $250 million balance is proposed to be used to provide pay-as-you-go resources to finance certain transportation projects.

The 2001-02 Executive Budget also proposes a new statutory revenue debt structure. The proposed revenue debt that would be supported by a pledge of 25% of State personal income tax receipts (subject to appropriation), issued in lieu of currently authorized State-appropriation-backed debt and subject to the caps and limitations imposed by the Debt Reform Act. The proposed revenue debt structure is similar to LGAC bonds and will provide a framework to implement a revenue debt structure which would be authorized by the proposed constitutional debt reform bill.

Efforts to reduce debt unanticipated delays in the advancement of certain projects, and revisions to estimated financing needs are expected to reduce borrowings in 2000-01. The State's 2000-01 borrowing plan now projects issuances of $281 million in general obligation bonds and $56 million in Certificates of Participation to finance the purchase of new welfare computer systems.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.36 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01. Included therein are borrowings by: (i) DASNY for SUNY; CUNY; mental health and educational facilities including RESCUE (school construction) and the Judicial Training Institute; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program, (iii) Urban Development Corporation (doing business as the Empire State Development Corporation) for prison facilities; (iv) HFA for Service Contract Obligation Revenue bonds; and (v) EFC for water pollution control and Pipeline for Jobs (Jobs 2000).

The projection of State borrowings are subject to change as market conditions, interest rates and other factors vary.

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PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this Appendix, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

METROPOLITAN TRANSPORTATION AUTHORITY

The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these

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operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-04 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation system by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 2000-04 Capital Program or parts thereof will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues

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may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

THE CITY OF NEW YORK

The fiscal health of the State also may be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority (TFA) in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

FISCAL OVERSIGHT

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A control period existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or substantial likelihood and imminence of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

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MONITORING AGENCIES

The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with its Financial Plan. According to staff reports, economic growth in New York City has been very strong in recent years, led by a surge in Wall Street profitability which resulted in increased tax revenues and produced a substantial surplus for the City in City fiscal years 1996-97, 1997-98 and 1998- 99. For its 1999-2000 fiscal year, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a substantial surplus for its 2000-01 fiscal year and a balanced budget for 2001-02. However, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the size of tax reductions enacted since City fiscal year 1994-1995 has totals over $2.5 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.1 billion by City fiscal year 2004-2005. The City has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.1 billion by City fiscal year 2004-05.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget increased General Purpose State Aid for local governments by $11 million to $562 million.

While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant

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to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, also may adversely affect localities and necessitate State assistance.

To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

LITIGATION

General - The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

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Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

Tax Law

In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. are seeking to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case,

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petitioners' cross-appeal regarding the statewide suspension of the taxes is academic. By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. By notice of appeal dated August 25, 2000, petitioners appealed to the Court of Appeals from the August 3, 2000 order. On November 30, 2000, the Court of Appeals dismissed petitioners' appeal for lack of a substantial constitutional question. Petitioners have moved for leave to appeal.

LINE ITEM VETO

In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999, the State appealed that order. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order and dismissed the petition. Plaintiff has appealed the July 20, 2000 decision to the Court of Appeals.

REAL PROPERTY CLAIMS

The State and certain of its counties have been, and continue to be, the subject of Indian land claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued March 29, 1999 and are still awaiting determination. The District Court has not yet rendered a decision. By order dated February 24, 1999, the District Court appointed a Federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely.

Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the

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United States District Court for the Western District of New York. The
Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions, but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a Federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. On July 17, 2000, a bench hearing was commenced to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. On October 17, 2000, the District Court advised the parties that it would resolve that portion of the case related to the plaintiffs claims of ownership of the islands of the Niagara River on summary judgment motions without a trial.

CIVIL RIGHTS CLAIMS

In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the State) in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ss.1983 and the Equal Educational Opportunity Act, 20 USC ss.ss.1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan (EIP II) to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the

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order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment.

In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The city of Yonkers and the Yonkers Board of Education cross appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above. The appeals were reinstated after the November 16, 1999 Second Circuit decision was issued.

On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999. The State appealed both of the April 15, 1999 orders.

On April 17, 2000, the District Court issued an additional order, directing the State to pay to Yonkers $44.3 million as its share of the estimated EIP costs for the 1999-2000 school year. On May 17, 2000, the State appealed that order to the Second Circuit. The appeals of all of these funding orders have been consolidated with the May 17, 2000 appeal of the April 17, 2000 order.

School Aid - In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. Plaintiffs seek

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a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964, and reversed dismissal of the claims under article 11, section 1 of the State Constitution and the implementing regulations of Title VI.

The trial of this action concluded July 27, 2000. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State has announced that it intends to appeal.

STATE PROGRAMS

Medicaid - Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law ss.2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of Federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2% and 3.8% assessments on gross receipts imposed pursuant to Public Health Law ss.ss. 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999, the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State chose not to file any responding papers.

Food Stamp Program - In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al.
v. Shalala, et al., United States District Court, District of Columbia), plaintiffs challenge a Federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. In a decision dated October 23, 2000, the District Court denied the plaintiffs' motion and granted defendants' motion and dismissed the case.

Proprietary Schools - In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC ss. 3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. On May 30, 2000, the United States Supreme Court denied the petition of the United States for certiorari.

                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) (i)  Agreement and Declaration of Trust. (1)
    (ii) Certificate of Trust. (1)
(b)      Form of By-laws.(1)
(c)      None.
(d)      Investment Advisory Contracts. (2)
(e)      Underwriting Contracts. (2)
(f)      None.
(g)      Custodian Agreements. (2)
(h)      Other Material Contracts. (2)
(i)      Legal Opinion. (2)
(j)      Other Opinions. (2)
(k)      Not applicable.
(l)      Initial Capital Agreements. (2)
(m)      Rule 12b-1 Plan. (2)
(n)      Rule 18f-3 Plan. (2)
(p)      Codes of Ethics. (2)

(1)      Filed herewith.
(2)      To be filed by amendment prior to effectiveness.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 25. INDEMNIFICATION.

Reference is made to Article IX of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a)(i)) and to Article IX of the Registrant's By-Laws (Exhibit 23(b)), which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

"Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

Rodney Square Management Corporation ("RSMC"), a Delaware corporation, serves as investment adviser to certain Portfolios of WT Investment Trust I. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. Information as to the officers and directors of RSMC is included in its Form ADV filed on March 11, 1987 with the Securities and Exchange Commission File No. 801-22071 and is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITER

(a) PFPC Distributors, Inc. (the "Distributor") also acts as principal underwriter for the following investment companies:

                  Alleghany Funds
                  Columbia Common Stock Fund, Inc.
                  Columbia Growth Fund, Inc.
                  Columbia International Stock Fund, Inc.
                  Columbia Special Fund, Inc.
                  Columbia Small Cap Fund, Inc.
                  Columbia Real Estate Equity Fund, Inc.
                  Columbia Balanced Fund, Inc.
                  Columbia Daily Income Company
                  Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                  Columbia High Yield Fund, Inc.
                  Columbia National Municipal Bond Fund, Inc.
                  Columbia Strategic Value Fund, Inc.
                  Columbia Technology Fund, Inc.
                  Deutsche Asset Management VIT Funds
                  Forward Funds, Inc
                  The Galaxy Fund
                  The Galaxy VIP Fund
                  Galaxy Fund II
                  GAMNA Series Funds, Inc.
                  Harris Insight Funds Trust
                  Hillview Investment Trust II
                  International Dollar Reserve Fund I, Ltd.
                  Kalmar Pooled Investment Trust
                  LKCM Funds
                  Matthews International Funds
                  McM Funds
                  Metropolitan West Funds
                  New Covenant Funds, Inc.
                  Pictet Funds
                  The RBB Fund, Inc.
                  Robertson Stephens Investment Trust
                  RWB/WPG U.S. Large Stock Fund
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Tomorrow Funds Retirement Trust
                  Trainer, Wortham First Mutual Funds
                  Undiscovered Managers Funds
                  Weiss, Peck & Greer Funds Trust
                  Weiss, Peck & Greer International Fund
                  Whitehall Funds Trust
                  Wilshire Target Funds, Inc.
                  WPG Growth and Income Fund
                  WPG Tudor Fund
                  WT Mutual Fund

         Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Provident Institutional Funds
                  BlackRock Funds, Inc.

         Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  Northern Funds Trust
                  Northern Institutional Funds Trust

         Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  The Offit Investment Fund, Inc
                  The Offit Variable Insurance Fund, Inc.

         Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

                  PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

(b) Information as to the directors and officers of PFPC Distributors, Inc. is included in its Form BD filed with the NASD (File No. 31334) and is incorporated herein by reference.
(c)      Not applicable.

ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS

All accounts and records are maintained by the Registrant, or on its behalf by the Funds' administrator, transfer agent, dividend paying agent and accounting services agent, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Wilmington, state of Delaware on the 11th day of July, 2001.

                                        WT MUTUAL FUND

                                        BY:  /s/ Robert J. Christian
                                             -------------------------------
                                        Robert J. Christian, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.

SIGNATURE                       TITLE                   DATE
---------                       -----                   ----

/s/ Robert J. Christian        Trustee                  July 11, 2001
------------------------
Robert J. Christian

                                WT MUTUAL FUND II

                                  EXHIBIT INDEX

Exhibit Item                                                   Exhibit No.
------------                                                   -----------
Agreement and Declaration of Trust                             23(a)(i)
Certificate of Trust                                           23(a)(ii)
Form of By-laws                                                23(b)